        As filed with the Securities and Exchange Commission on December 8, 2000 Registration No.33-9421/811-5526
-------------------------------------------------------------------------------

                     U.S. Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM N-14

           |X| REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    / / Pre-Effective Amendment No. ___    / / Post-Effective Amendment No. __
                        (Check appropriate box or boxes)

                Exact Name of Registrant as Specified in Charter:
                          MUTUAL FUND INVESTMENT TRUST

                         Area Code and Telephone Number:
                                 1-800-5-CHASE-0

                     Address of Principal Executive Offices:
                           1211 Avenue of the Americas
                                   41st Floor
                               New York, NY 10036

                     Name and Address of Agent for Service:

                                   LISA HURLEY
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219

                                   Copies to:

     ANDRE W. BREWSTER, ESQ.                        CYNTHIA G. COBDEN, ESQ.
Howard, Rice, Nemerovski, Canady, Falk &          Simpson Thacher & Bartlett
   Rabkin, A Professional Corporation               425 Lexington Avenue
      Three Embarcadero Center                     New York, NY 10017-3954
            Seventh Floor
    San Francisco, CA 94111-4065

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on January 8, 2001 pursuant to Rule 488 under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 33-9421/811-5526) pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Form 24f-2 for the fiscal year ended December 31, 1999 was filed on March 19, 2000. Pursuant to Rule 429, this Registration Statement relates to the aforesaid Registration Statement on Form N-1A.

                          MUTUAL FUND INVESTMENT TRUST
                                    FORM N-14
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(a)

ITEM NO.                                                                 HEADING

PART A
1.   Beginning of Registration Statement and Outside Front Cover
     Page of Prospectus............................................    Cover Page
2.   Beginning and Outside Back Cover Page of Prospectus...........    Table of Contents
3.   Synopsis and Risk Factors.....................................    Summary; Risk Factors
4.   Information About the Transaction.............................    Summary; Information Relating to
                                                                       the Proposed Reorganization
5.   Information About the Registrant..............................    Summary; Information Relating to
                                                                       the Proposed Reorganization; Investment
                                                                       Policies; Additional Information About
                                                                       Chase Vista H&Q IPO Fund
6.   Information About the Company Being Acquired..................    Summary; Information Relating to the
                                                                       Proposed Reorganization; Investment
                                                                       Policies; Additional Information About
                                                                       H&Q IPO Fund
7.   Voting Information............................................    Summary; Information Relating to Voting
                                                                       Matters
8.   Interest of Certain Persons and Experts.......................    Information Relating to Voting Matters
9.   Additional Information Required for Reofferings by Persons
     Deemed to be Underwriters.....................................    Inapplicable
10.  Cover Page ...................................................    Statement of Additional Information;
                                                                       Cover Page
11.  Table of Contents.............................................    Table of Contents
12.  Additional information About the Registrant...................    Statement of Additional Information
                                                                       dated _________ __, 2000*
13.  Additional Information about the Company Being Acquired.......    Inapplicable
14.  Financial Statements..........................................    Financial Statements; Pro Forma
                                                                       Financial Statements

PART C

Items 15-17. Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.


*     INCORPORATED HEREIN BY REFERENCE THERETO.

                        H&Q IPO & EMERGING COMPANY FUND,
                    A SERIES OF HAMBRECHT & QUIST FUND TRUST
                                 ONE BUSH STREET
                         SAN FRANCISCO, CALIFORNIA 94104

                                                              ________ __, 2000

Dear Shareholder:

      A special meeting of the shareholders of H&Q IPO & Emerging Company Fund ("H&Q IPO Fund"), a series of Hambrecht & Quist Fund Trust ("H&Q Trust"), will be held on February 8, 2001 at 11:00 a.m. (Eastern time). Formal notice of the meeting appears on the next page, followed by materials regarding the meeting.

      At the special meeting (the "Meeting"), shareholders of H&Q IPO Fund will be asked to consider and vote upon the proposed reorganization of H&Q IPO Fund into the newly-created Chase Vista H&Q IPO & Emerging Company Fund ("Chase Vista H&Q IPO Fund") of Mutual Fund Investment Trust ("MFIT") and related matters (collectively, the "Reorganization"). Chase Vista H&Q IPO Fund will have substantially similar investment objectives, policies and restrictions as H&Q IPO Fund, and the day-to-day portfolio management will continue to be performed by Symphony Asset Management, LLC ("Symphony"). The Reorganization has been proposed in connection with the recent acquisition of the Hambrecht & Quist Group, the indirect parent of the investment adviser for H&Q IPO Fund, by an affiliate of The Chase Manhattan Bank ("Chase"). After the Reorganization, Chase Vista H&Q IPO Fund will own exactly the same assets H&Q IPO Fund owned immediately prior to the Reorganization and former shareholders of H&Q IPO Fund will be shareholders of Chase Vista H&Q IPO Fund. If approval of the Reorganization is obtained, you will automatically receive shares in the new Chase Vista H&Q IPO Fund.

      After the proposed Reorganization, your investment would be in a substantially similar fund that is part of a larger fund family, allowing the resulting fund to take advantage of the operational and administrative efficiencies that size may offer. H&Q Shareholders may benefit by receiving improved services from the many experienced professionals associated with Chase's mutual funds (including outside service providers). This could include improved compliance, monitoring and administration. H&Q Shareholders may also benefit from improved shareholder servicing, such as a more convenient service center and a more informative website. The Chase Vista funds also provide a broad distribution network, which could enable the Chase Vista H&Q IPO Fund to attract additional assets more quickly. Finally, the Reorganization would enable all new shareholders (including holders of Class A shares and Class B shares) of Chase Vista H&Q IPO Fund to exchange all or part of their investment in Chase Vista H&Q IPO Fund for an investment in one or more portfolios managed by Chase
- without paying an additional sales load.

      The current investment adviser for H&Q IPO Fund is Hambrecht & Quist Fund Management, LLC ("H&Q Management"), and the sub-adviser for H&Q IPO Fund is

Symphony. After the proposed Reorganization, the investment adviser for Chase Vista H&Q IPO Fund would be Chase Fleming Asset Management (USA) Inc. ("CFAM"), with Symphony acting as sub-adviser to CFAM.

      Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization, a comparison of Chase Vista H&Q IPO Fund and H&Q IPO Fund and a description of MFIT. The costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by H&Q IPO Fund, Chase Vista H&Q IPO Fund or any of their shareholders. Please read the enclosed materials carefully.

      The Proposal has been carefully reviewed by the Trustees of H&Q Trust, which have approved the Proposal.

      THE TRUSTEES OF H&Q TRUST RECOMMEND THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

      A proxy card is enclosed for your use in the shareholder meeting. This card represents shares you held for each class of H&Q IPO Fund as of the record date, December 15, 2000. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on February 8, 2001. You may, of course, attend the meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting. Attached to this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-415-439-3000.

                                        Sincerely,



                                        Sarah Jones
                                        President


SPECIAL NOTE: You may receive a telephone call from us to answer any questions you may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided.

                            COMMONLY ASKED QUESTIONS

WHY IS THE REORGANIZATION BEING RECOMMENDED?

      The Reorganization is being proposed to increase operational and administrative efficiencies by bringing the H&Q IPO Fund into a larger fund family. H&Q Shareholders may benefit by receiving improved services from the many experienced professionals associated with Chase's mutual funds (including outside service providers). This could include improved compliance, monitoring and administration. H&Q Shareholders may also benefit from improved shareholder servicing, such as a more convenient service center and a more informative website. The Chase Vista funds also provide a broad distribution network, which could enable the Chase Vista H&Q IPO Fund to attract additional assets more quickly. (However, it is important to note that since the H&Q IPO Fund invests primarily in initial public offerings and other emerging company securities, it may at times have difficulty identifying sufficient investment opportunities.) Finally, the Reorganization would enable all shareholders (including holders of Class A shares and Class B shares) of Chase Vista H&Q IPO Fund to exchange all or part of their investment in Chase Vista H&Q IPO Fund for an investment in one or more portfolios managed by Chase - without paying an additional sales load.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

      Under the Reorganization, H&Q IPO Fund would transfer all of its assets and liabilities to a newly created portfolio of MFIT, and would receive, in exchange, shares of the new portfolio (which will be called Chase Vista H&Q IPO
Fund). H&Q IPO Fund would then be liquidated and the shares of Chase Vista H&Q IPO Fund would be distributed to shareholders such as yourself. Holders of Common Class and Class A shares of H&Q IPO Fund would receive Class A shares of Chase Vista H&Q IPO Fund (but would not pay a sales load); and holders of Class B shares of H&Q IPO Fund would receive Class B shares of Chase Vista H&Q IPO Fund. After the Reorganization, you would own shares in Chase Vista H&Q IPO Fund rather than H&Q IPO Fund.

      The Reorganization would result in the Board of Trustees of MFIT having oversight of your fund as opposed to the Trustees of H&Q Trust. In addition, shareholders of Chase Vista H&Q IPO Fund would vote together with shareholders of all the other portfolios of MFIT in future elections of trustees, approvals of independent accountants and certain other matters. This would significantly reduce the strength of your vote in connection with such matters because of the large number of shareholders in MFIT's other portfolios.

HOW WILL THE ADOPTION OF THIS PROPOSAL AFFECT MY INVESTMENT?

      Approval and consummation of the Reorganization would not affect your economic interest in H&Q IPO Fund's underlying portfolio of assets. You would merely own shares with an equivalent dollar value in a corresponding investment portfolio of MFIT rather than of H&Q Trust. You would continue to be able to purchase or redeem your investment on a daily basis. Also, Chase Vista H&Q IPO Fund will have substantially similar investment objectives, policies and restrictions as those of H&Q IPO Fund.

WILL THERE BE ANY CHANGE IN THE MANAGER OF MY INVESTMENT?

      Symphony will manage the day-to-day investment activities of Chase Vista H&Q IPO Fund, just as it does now for H&Q IPO Fund. In order to achieve consistency with the other registered investment companies managed by Chase and its affiliates, Symphony would perform its role as a sub-adviser to Chase Fleming Asset Management (USA) Inc. ("CFAM") rather than H&Q Management.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?

      The contractual (pre-waiver) and actual (post-waiver) total expense ratios for current H&Q Shareholders are anticipated to be the same or less after the Reorganization. If an increase does occur, Chase has agreed to waive certain fees to ensure that the actual (post-waiver) total expense ratio generally does not exceed 1.35% for holders of Common Class and Class A shares of H&Q IPO Fund and 2.05% for holders of Class B shares of H&Q IPO Fund for at least one year after the Reorganization. However, if the total asset level for Chase Vista H&Q IPO Fund is reduced below $150 million during that one-year period, Chase's agreement to waive such fees will only apply to ensure that such expense ratios do not exceed 1.60% for holders of Common Class and Class A shares and 2.30% for holders of Class B shares for the remainder of such period. Under H&Q IPO Fund's current advisory agreements, H&Q had agreed to waive fees and reimburse expenses only through December 31, 2000 and only so as to maintain expense ratios of 1.60% for Class A and Common Class shares and 2.30% for Class B shares.

      Expenses related to the purchase, redemption and exchange of Chase Vista H&Q IPO Fund Shares are generally similar to those of H&Q IPO Fund; however, there are a number of important differences. For example, while holders of Class A shares will not have to pay a sales load on Class A Shares received in the Reorganization, they will have to pay sales load (up to 5.75%, depending on the size of the purchase) on additional Class A Shares that they buy in the future. In H&Q IPO Fund, the maximum sales load is 5.50%. Holders of Common Class shares will, however, be able to purchase Class A Shares without paying a load. For holders of Class B shares, the time period after which Class B Shares convert to Class A shares if such shares are received in the Reorganization will remain at five years. However, if such shareholders purchase additional Class B Shares in the future, the conversion period on such Class B Shares will be eight years.
In addition, the calculation of the contingent deferred sales charge upon the redemption of Class B Shares will be different. Finally, there are certain differences in minimum investment requirements.

WHO WILL PAY FOR THE REORGANIZATION?

      The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by either H&Q IPO Fund or Chase Vista H&Q IPO Fund (or shareholders of either fund).

HOW WILL SHAREHOLDER SERVICES CHANGE?

      Chase Vista H&Q IPO Fund shareholders will be able to obtain fund information 24 hours a day by using Tele-Vista, MFIT's Voice Response Unit available at 1-800-5-CHASE-0. Such shareholders will also be able to obtain fund information on the Chase Vista funds website.

The transfer agent and distributor of Chase Vista H&Q IPO Fund will be DST Systems, Inc. and Vista Fund Distributors, Inc., respectively. These entities currently serve in those capacities for all of MFIT's portfolios.

WHAT IF I DO NOT VOTE OR I VOTE AGAINST THE REORGANIZATION, YET APPROVAL TO THE REORGANIZATION IS OBTAINED?

      The Reorganization will be implemented and you will automatically receive shares in the new Chase Vista H&Q IPO Fund.

AS A HOLDER OF SHARES OF H&Q IPO FUND, WHAT DO I NEED TO DO?

      Please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement. Your vote is important!

MAY I ATTEND THE MEETING IN PERSON?

      Yes, you may attend the Meeting in person. If you complete a proxy card and subsequently attend the Meeting, your proxy can be revoked. To ensure that your vote is counted, I strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.

HOW WILL THE PROPOSED CHASE - J.P. MORGAN MERGER AFFECT MY INVESTMENT?

      On September 13, 2000, the parent company of Chase, The Chase Manhattan Corporation, announced that it has agreed to merge with J.P. Morgan & Co. Incorporated. The transaction is expected to close in the first quarter of 2001 and is subject to approval by shareholders of both companies, as well as by U.S. Federal and state and foreign regulatory authorities. The proposed merger is not expected to have any material adverse effect on shareholders in the new Chase Vista H&Q IPO Fund or the day-to-day management of the fund.

                        H&Q IPO & EMERGING COMPANY FUND,
                    A SERIES OF HAMBRECHT & QUIST FUND TRUST
                                 ONE BUSH STREET
                         SAN FRANCISCO, CALIFORNIA 94104

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 8, 2001

To the Shareholders of
H&Q IPO & Emerging Company Fund:

      NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders ("Shareholders") of H&Q IPO & Emerging Company Fund ("H&Q IPO Fund"), a series of Hambrecht & Quist Fund Trust ("H&Q Trust"), will be held at the offices of The Chase Manhattan Bank, 1211 Avenue of the Americas, 41st Floor, New York, New York, 10036, on February 8, 2001 at 11:00 a.m. (Eastern time), for the following purposes:

      ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Plan") by and between H&Q Trust, on behalf of H&Q IPO Fund, and the Mutual Fund Investment Trust ("MFIT"), on behalf of Chase Vista H&Q
                IPO & Emerging Company Fund ("Chase Vista H&Q IPO Fund"), and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of H&Q IPO Fund to Chase Vista H&Q IPO Fund, a newly-created series of MFIT ("Chase Vista H&Q IPO Fund") in exchange for (i) Class A Shares of Chase Vista H&Q IPO Fund (the "Class A Shares") and (ii) Class B Shares of Chase Vista H&Q IPO Fund (the "Class B Shares" and, together with Class A Shares, the "Chase Vista H&Q IPO Fund Shares"); and (b) the distribution of such Chase Vista H&Q IPO Fund Shares to the Shareholders of H&Q IPO Fund in connection with its liquidation.

      ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

YOUR H&Q IPO FUND TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

      The proposed reorganization and related matters are described in the attached Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a copy of the Reorganization Plan.

      Shareholders of record as of the close of business on __________ __, 2000 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE TRUSTEES OF H&Q TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED

AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO H&Q IPO FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                            Colleen McCoy
                                            Secretary


[____________ __], 2000

                       COMBINED PROSPECTUS/PROXY STATEMENT
                           DATED [_________ __], 2000

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF

                        H&Q IPO & EMERGING COMPANY FUND,
                    A SERIES OF HAMBRECHT & QUIST FUND TRUST
                                 ONE BUSH STREET
                             SAN FRANCISCO, CA 94104
                                 (415) 439-3000

                      BY AND FOR IN EXCHANGE FOR SHARES OF

                  CHASE VISTA H&Q IPO & EMERGING COMPANY FUND,
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST
                           1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                               NEW YORK, NY 10036
                                 (800) 5-CHASE-0

     This Combined Prospectus/Proxy Statement relates to the proposed reorganization of H&Q IPO & Emerging Company Fund ("H&Q IPO Fund") into a newly-created series of Mutual Fund Investment Trust ("MFIT"). If approved by the shareholders of H&Q IPO Fund (the "H&Q Shareholders"), the proposed reorganization would be effected by transferring all of the assets and liabilities of H&Q IPO Fund, which is currently a series of Hambrecht & Quist Fund Trust ("H&Q Trust"), to a series of MFIT having substantially similar investment objectives and policies as H&Q IPO Fund in exchange for shares in such new series (the "Reorganization"). MFIT is an open-end management investment company offering shares in several portfolios, and, in most cases, multiple classes of shares in each such portfolio. The new series of MFIT will be known as Chase Vista H&Q IPO & Emerging Company Fund ("Chase Vista H&Q IPO Fund" and, together with H&Q IPO Fund, the "Funds" and, each, a "Fund")).

     Under the proposed Reorganization, each H&Q Shareholder would receive shares (the "Chase Vista H&Q IPO Fund Shares") in Chase Vista H&Q IPO Fund with a value equal to such H&Q Shareholder's holdings in H&Q IPO Fund. Holders of Common Class Shares and Class A Shares in H&Q IPO Fund would receive Class A Shares (the "Class A Shares") in Chase Vista H&Q IPO Fund, and holders of Class B Shares in H&Q IPO Fund would receive Class B Shares (the "Class B Shares") in Chase Vista H&Q IPO Fund. As a result of the proposed Reorganization, current H&Q Shareholders will become shareholders in Chase Vista H&Q IPO Fund (the "Chase Vista H&Q Shareholders"). H&Q Trust then will be de-registered under the Investment Company Act of 1940 (the "1940 Act") and dissolved under state law.

     MFIT is registered as an open-end management investment company under the 1940 Act and currently has 11 series of mutual fund portfolios. H&Q IPO Fund is the only portfolio in H&Q Trust. Hambrecht & Quist Fund Management, LLC ("H&Q Management") currently serves as investment adviser to H&Q IPO Fund, and Symphony Asset Management, LLC ("Symphony") serves as sub-adviser for H&Q Management. Pursuant to a recent acquisition of

Hambrecht & Quist Group, H&Q Management has become a wholly-owned indirect subsidiary of The Chase Manhattan Corporation ("CMC"), the parent of The Chase Manhattan Bank ("Chase"). Following the proposed Reorganization, Chase Fleming Asset Management (USA) Inc. ("CFAM"), an affiliate of Chase, would be the investment adviser to the newly created Chase Vista H&Q IPO Fund and Symphony would be the sub-adviser to CFAM. Chase Vista H&Q IPO Fund intends to conduct investment operations substantially as H&Q IPO Fund conducted its investment operations, all as described in this Combined Prospectus/Proxy Statement.

     The terms and conditions of these transactions are more fully described in this Combined Prospectus/Proxy Statement and in the Agreement and Plan of Reorganization (the "Reorganization Plan") between MFIT, on behalf of H&Q IPO Fund, and H&Q Trust, on behalf of Chase Vista H&Q IPO Fund, attached hereto as Appendix A.

     The Trustees for H&Q Trust are soliciting proxies in connection with a Special Meeting (the "Meeting") of H&Q Shareholders to be held on February 8, 2001 at 11:00 a.m. Eastern time) at the offices of The Chase Manhattan Bank, 1211 Avenue of the Americas, 41st Floor, New York, New York, 10036, at which meeting H&Q Shareholders will be asked to consider and approve the proposed Reorganization Plan and the transactions contemplated by the Reorganization Plan. This Combined Prospectus/Proxy Statement constitutes the proxy statement of H&Q IPO Fund for the meeting of H&Q Shareholders and as MFIT's prospectus for Chase Vista H&Q IPO Fund Shares that have been registered with the Securities and Exchange Commission (the "SEC") and are to be issued in connection with the Reorganization.

     This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about MFIT that a prospective investor should know before voting on the Reorganization Plan (and related transactions). The current prospectus for H&Q IPO Fund (the "H&Q Prospectus") is incorporated herein by reference. Although shares of the Chase Vista H&Q IPO Fund are not expected to be registered with the SEC until the beginning of 2001, a copy of the preliminary prospectus (the "Chase Vista H&Q IPO Fund Prospectus") for Chase Vista H&Q IPO Fund is incorporated by reference and is enclosed with this Combined Prospectus/Proxy Statement. A preliminary statement of additional information dated _______ __, 2000 containing additional information about Chase Vista H&Q IPO Fund (the "Chase Vista H&Q IPO Fund Statement of Additional Information") and a statement of additional information dated _______ __, 2000 regarding the Reorganization (the "Reorganization Statement of Additional Information" and, together with the Chase Vista H&Q IPO Fund Statement of Additional Information, the "Statements of Additional Information") have been filed with the SEC and are incorporated by reference into this Combined Prospectus/Proxy Statement. Copies of the Statements of Additional Information may be obtained without charge by writing to either MFIT or H&Q Trust at its respective address noted above or by calling 1-800-5-CHASE-0 or 1-415-439-3000.

     This Combined Prospectus/Proxy Statement is expected to be sent to Shareholders on or about _______ __, 2000.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
                EXCHANGE COMMISSION OR ANY STATE SECURITIES

    COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                  OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY
STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED
            UPON AS HAVING BEEN AUTHORIZED BY MFIT OR H&Q TRUST.

  INVESTMENTS IN CHASE VISTA H&Q IPO FUND ARE SUBJECT TO RISK - INCLUDING THE
   POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN CHASE VISTA H&Q IPO FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN
BANK OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF,
  OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
         CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                TABLE OF CONTENTS
                                                                           PAGE

INTRODUCTION...................................................................5

SUMMARY........................................................................6

COMPARATIVE FEE AND EXPENSE TABLES............................................11

RISK FACTORS..................................................................13

INFORMATION RELATING TO THE PROPOSED REORGANIZATION...........................15

INVESTMENT POLICIES...........................................................20

PURCHASES, REDEMPTIONS AND EXCHANGES..........................................27

DISTRIBUTIONS AND TAXES.......................................................33

COMPARISON OF THE ORGANIZATIONAL STRUCTURE OF H&Q IPO FUND AND
CHASE VISTA H&Q IPO FUND......................................................34

INFORMATION RELATING TO THE ADVISORY AGREEMENTS...............................37

INFORMATION RELATING TO THE MFIT BOARD AND OFFICERS...........................41

INFORMATION RELATING TO VOTING MATTERS........................................45

ADDITIONAL INFORMATION ABOUT MFIT.............................................47

ADDITIONAL INFORMATION ABOUT H&Q IPO FUND.....................................47

FINANCIAL STATEMENTS AND EXPERTS..............................................48

OTHER BUSINESS................................................................48

LITIGATION....................................................................48

SHAREHOLDER INQUIRIES.........................................................48

APPENDIX A - Agreement and Plan of Reorganization..............................1

                                  INTRODUCTION

     This Combined Prospectus/Proxy Statement is being furnished to the shareholders of H&Q IPO & Emerging Company Fund ("H&Q IPO Fund"), a portfolio of Hambrecht & Quist Fund Trust ("H&Q Trust"), an open-end management investment company, in connection with the solicitation by the Trustees (the "H&Q Trustees") of H&Q Trust of proxies to be used at a Special Meeting of Shareholders of H&Q IPO Fund to be held on February 8, 2001 at 11:00 a.m. (Eastern time) at the offices of The Chase Manhattan Bank, 1211 Avenue of the Americas, 41st Floor, New York, New York, 10036 (together with any adjournments thereof, the "Meeting"). It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about ______ __, 2000.

     At the Meeting, H&Q IPO Fund shareholders (the "H&Q Shareholders") will consider and vote upon an Agreement and Plan of Reorganization (the "Reorganization Plan") dated ________ __, 2000 between H&Q Trust, on behalf of H&Q IPO Fund, and Mutual Fund Investment Trust ("MFIT"), on behalf of Chase Vista H&Q IPO & Emerging Company Fund (the "Chase Vista H&Q IPO Fund"), pursuant to which all of the assets and liabilities of H&Q IPO Fund will be transferred to Chase Vista H&Q IPO Fund in exchange for shares (the "Chase Vista H&Q IPO Fund Shares") of Chase Vista H&Q IPO Fund. As a result of this transaction (the "Reorganization"), H&Q Shareholders will become shareholders of Chase Vista H&Q IPO Fund and will receive Chase Vista H&Q IPO Fund Shares equal in value to their holdings in H&Q IPO Fund on the date of the Reorganization. Holders of Common Class Shares and Class A Shares in H&Q IPO Fund would receive Class A Shares ("Class A Shares") in Chase Vista H&Q IPO Fund, and holders of Class B Shares in H&Q IPO Fund would receive Class B Shares ("Class B Shares") in Chase Vista H&Q IPO Fund. Further information relating to Chase Vista H&Q IPO Fund and is set forth herein. The proposed Reorganization is occasionally referred to herein as the "Proposal."

     Following the Reorganization, the investment adviser to Chase Vista H&Q IPO Fund will be Chase Fleming Asset Management (USA) Inc. ("CFAM"), an affiliate of The Chase Manhattan Bank ("Chase") and the investment sub-adviser to CFAM (responsible for the day-to-day operations of the portfolio) will be Symphony Asset Management, LLC ("Symphony"). Symphony currently serves as sub-adviser and manages the day- to-day operations of H&Q IPO Fund.

                        THE H&Q TRUSTEES HAVE RECOMMENDED
                    THAT SHAREHOLDERS VOTE FOR" THE PROPOSAL.

     Approval of the Reorganization Plan requires the affirmative vote of H&Q Shareholders holding a majority of each class of the outstanding shares (the "H&Q Shares") in H&Q IPO Fund. If the Reorganization is not approved by H&Q Shareholders of each class of H&Q Shares, the H&Q Trustees will consider other appropriate courses of action, the Reorganization will not be implemented and the H&Q Trustees will determine what action H&Q IPO Fund will take.

                                     SUMMARY

     The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the prospectus (the "H&Q Prospectus") dated ________ __, 2000 for H&Q IPO Fund, the preliminary prospectus (the "Chase Vista H&Q IPO Fund Prospectus") dated ________ __, 2000 for Chase Vista H&Q IPO Fund, the Statements of Additional Information, H&Q IPO Fund's most recent Annual Report to Shareholders, and the Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A. H&Q IPO Fund's most recent Annual Report to Shareholders is enclosed with this Combined Prospectus/Proxy Statement. Each Statement of Additional Information can be obtained free of charge by calling 1-415-439-3000 or 1-800-5-CHASE-0 or writing One Bush Street, San Francisco, CA 94104.

PROPOSED TRANSACTION

     GENERAL. Pursuant to the proposed Reorganization Plan, H&Q IPO Fund will transfer of all of its assets and liabilities to Chase Vista H&Q IPO Fund in exchange for the Chase Vista H&Q IPO Fund Shares. Prior to the Reorganization, Chase Vista H&Q IPO Fund will have little or no assets or liabilities. After the Reorganization, Chase Vista H&Q IPO Fund will have substantially the same assets and liabilities that H&Q IPO Fund had prior to the Reorganization. Chase Vista H&Q IPO Fund is a new portfolio of MFIT, an open-end management investment company offering shares in several portfolios, and, in most cases, multiple classes of shares in each such portfolio. H&Q IPO Fund is the only existing portfolio of H&Q Trust, also an open-end management investment company.

     Under the proposed Reorganization, each H&Q Shareholder will receive a number of Chase Vista H&Q IPO Fund Shares with an aggregate net asset value equal on the date of the exchange to the aggregate net asset value of such shareholder's H&Q IPO Fund Shares on such date. Holders of Common Class Shares or Class A Shares in H&Q IPO Fund would receive Class A Shares in Chase Vista H&Q IPO Fund, and holders of Class B Shares in H&Q IPO Fund would receive Class B Shares in Chase Vista H&Q IPO Fund. Therefore, following the proposed Reorganization, H&Q Shareholders will be shareholders of Chase Vista H&Q IPO Fund. H&Q Trust will then be dissolved under state law and de-registered under the Investment Company Act of 1940 (the "1940 Act").

     INVESTMENT POLICIES. Chase Vista H&Q IPO Fund will have substantially similar investment objectives, policies and restrictions to H&Q IPO Fund. In addition, Chase Vista H&Q IPO Fund will have purchase, redemption and dividend policies similar to H&Q IPO Fund.

     COMMON CLASS SALES CHARGES. Holders of Common Class shares in H&Q IPO Fund receiving Class A Shares in Chase Vista H&Q IPO Fund would not pay a sales load on shares received in the Reorganization. Those shareholders also would not have to pay a sales load on additional Class A Shares.

     CLASS A SALES CHARGES. Holders of Class A shares in H&Q IPO Fund receiving Class A Shares in Chase Vista H&Q IPO Fund would not pay a sales load on shares received in the Reorganization, but they would have to pay a sales load on additional Class A Shares purchased in the future.

     CLASS B DEFERRED SALES CHARGE. Holders of Class B shares in H&Q IPO Fund receiving Class B Shares in Chase Vista H&Q IPO Fund will not pay a sales load on shares received in the Reorganization nor will the deferred sales charge change for such shares. However, the deferred sales charge rate and method of calculation will be different (and, in some cases, higher) for additional Class B Shares purchased in the future in Chase Vista H&Q IPO Fund.

     EXPENSE RATIOS. The contractual (pre-waiver) and actual (post-waiver) total expense ratios for current H&Q Shareholders are anticipated to be the same or less after the Reorganization. If an increase does occur, Chase has agreed to waive certain fees to ensure that the actual (post-waiver) total expense ratio generally does not exceed 1.35% for holders of Common Class and Class A shares of H&Q IPO Fund and 2.05% for holders of Class B shares of H&Q IPO Fund for at least one year after the Reorganization. However, if the total asset level for Chase Vista H&Q IPO Fund is reduced below $150 million during that one-year period, Chase's agreement to waive such fees will only apply to ensure that such expense ratios do not exceed 1.60% for holders of Common Class and Class A shares and 2.30% for holders of Class B shares for the remainder of such period. Under H&Q IPO Fund's current advisory agreements, H&Q had agreed to waive fees and reimburse expenses only through December 31, 2000 and only so as to maintain expense ratios of 1.60% for Class A and Common Class shares and 2.30% for Class B shares.

     Trustees Approval. Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the H&Q Trustees, including in each case a majority of their members who are not "interested persons" within the meaning of the 1940 Act, have determined that the proposed Reorganization is in the best interests of the H&Q IPO Fund's shareholders and that the interests of such shareholders will not be diluted as a result of the Reorganization.

INVESTMENT ADVISERS

     The investment advisers to H&Q IPO Fund are H&Q Management and Symphony. H&Q Management is, as a result of a recent acquisition, an affiliate of Chase. CFAM will serve as investment adviser to Chase Vista H&Q IPO Fund and Symphony will serve as the sub-investment adviser to CFAM. Symphony, as sub-adviser, will manage Chase Vista H&Q IPO Fund on a day-to-day basis, including making investment decisions for the Fund. Ross Sakamoto will continue to be the portfolio manager for Chase Vista H&Q IPO Fund. Therefore, the same investment management team at Symphony that manages H&Q IPO Fund immediately prior to the proposed Reorganization will manage Chase Vista H&Q IPO Fund immediately following the proposed Reorganization.

REASONS FOR THE REORGANIZATION

     The Reorganization is being proposed to increase operational and administrative efficiencies by bringing the Fund into a larger fund family. H&Q Shareholders may benefit by receiving improved services from the many experienced professionals associated with Chase's mutual funds (including outside service providers). This could include improved compliance, monitoring and administration. H&Q Shareholders may also benefit from improved shareholder servicing, such as a more convenient service center and a more informative website. The Chase Vista funds also provide a broad distribution network, which could enable the Chase Vista H&Q IPO Fund to attract additional assets more quickly. (However, it is important to note that since the Fund invests primarily in initial public offerings and other emerging companies, it may at times have difficulty identifying sufficient investment opportunities.) Finally, the Reorganization would enable all shareholders (including holders of Class A shares and Class B shares) of Chase Vista H&Q IPO Fund to exchange all or part of their investment in Chase Vista H&Q IPO Fund for an investment in one or more portfolios managed by Chase - without paying an additional sales load.

FEDERAL INCOME TAX CONSEQUENCES

     [Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, counsel to H&Q IPO Fund, H&Q Management and Chase Securities, Inc. the current distributor of the H&Q IPO Fund, will issue an opinion (based on certain assumptions) as of the effective time of the Reorganization that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to H&Q IPO Fund, Chase Vista H&Q IPO Fund or their respective shareholders. A shareholder's holding period and tax basis in the Chase Vista H&Q IPO Fund Shares will be the same as the holding period and tax cost basis in such shareholder's shares of H&Q IPO Fund. In addition, the holding period and tax basis of those assets owned by H&Q IPO Fund transferred to Chase Vista H&Q IPO Fund will be identical for H&Q IPO Fund. See "Information Relating to the Proposed Reorganization--Federal Income Tax Consequences."]

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of Chase Vista H&Q IPO Fund will be to seek capital appreciation. That objective is identical to the objective of H&Q IPO Fund. H&Q IPO Fund's investment policies and restrictions are substantially similar to those of Chase Vista H&Q IPO Fund. See "Investment Policies."

PRINCIPAL RISKS OF INVESTING IN CHASE VISTA H&Q IPO FUND

         Because of the similarities of investment objectives, policies and restrictions for H&Q IPO Fund and Chase Vista H&Q IPO Fund, the risks associated with an investment in H&Q IPO Fund are generally the same as those associated with an investment in Chase Vista H&Q IPO Fund, as described more fully below. These investment risks, in general, are those typically associated with investing in a managed portfolio of equity securities, including fluctuations in individual stock prices as well as general market volatility. Investments in IPOs and companies with small capitalizations offer certain special risks. For example, companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. In addition, Chase Vista H&Q IPO Fund may invest in securities of foreign issuers and various derivative transactions that entail unique risks. See "Risk Factors".

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

     Vista Fund Distributors, Inc. ("VFD"), a wholly owned, indirect subsidiary of BISYS Fund Services, will be the distributor for Chase Vista H&Q IPO Fund. VFD is unaffiliated with Chase and serves as distributor for a number of Chase Vista portfolios. Chase Securities Inc. ("CSI"), an affiliate of Chase, is the distributor for H&Q IPO Fund.

     PFPC Inc. ("PFPC") serves as administrator, fund accountant and dividend disbursing and transfer agent for H&Q IPO Fund and will act as administrator and fund accountant for Chase Vista H&Q IPO Fund. DST Systems, Inc. ("DST") will be the transfer agent for Chase Vista H&Q IPO Fund.

     PFPC Trust Company, Inc. ("PFPC Trust") serves as custodian of H&Q IPO Fund and will serve as custodian for Chase Vista H&Q IPO Fund on substantially similar terms and conditions.

     PricewaterhouseCoopers LLP ("PwC") serves as both Funds' independent accountant.

ORGANIZATION

     Chase Vista H&Q IPO Fund will be organized as a new series of MFIT, a Massachusetts business trust. H&Q IPO Fund is organized as a series of H&Q Trust, a Delaware business trust. For a summary of some of the differences between a Massachusetts business trust and a Delaware business trust, as well as other differences between the two Funds' organizational structures, see "Comparison of H&Q IPO Fund and Chase Vista H&Q IPO Fund's Organizational Structure".

     H&Q Trust is governed by the H&Q Trustees. MFIT is governed by a different set of trustees (the "MFIT Board"). Because shareholders of Chase Vista H&Q IPO Fund would vote together with shareholders of all of the other portfolios of MFIT on certain matters, the ability of shareholders of Chase Vista H&Q IPO Fund to elect Trustees and to act on certain other corporate matters would not be as great as that of shareholders of H&Q IPO Fund with respect to H&Q Trust. This would significantly reduce the strength of each such shareholder's vote in connection with such matters, because of the large number of shares and shareholders in MFIT's other portfolios.

PURCHASES, REDEMPTIONS AND EXCHANGES

     Procedures for the purchase, redemption and exchange of Chase Vista H&Q IPO Fund Shares are described under "Purchases, Redemptions and Exchanges". The procedures are generally similar to those of H&Q IPO Fund; however, there are a number of important differences. For example, while holders of Class A shares will not have to pay a sales load on Class A Shares received in the Reorganization, they will have to pay sales load (up to 5.75%, depending on the size of the purchase) on additional Class A Shares that they buy in the future.

In H&Q IPO Fund, the maximum sales load is 5.50%. Holders of Common Class shares will, however, be able to purchase Class A Shares without paying a load. For holders of Class B shares, the time period after which Class B Shares convert to Class A shares if such shares are received in the Reorganization will remain at five years. However, if such shareholders purchase additional Class B Shares in the future, the conversion period on such Class B Shares will be eight years. In addition, the calculation of the contingent deferred sales charge upon the redemption of Class B Shares will be different. Finally, there are certain differences in minimum investment requirements.

                       COMPARATIVE FEE AND EXPENSE TABLES

     The tables below show information regarding the expected fees and expenses for (i) H&Q IPO Fund based on current asset levels and Chase Vista H&Q IPO Fund based on pro forma asset levels. Under the proposed Reorganization, holders of Common Class and Class A shares in H&Q IPO Fund would receive Class A Shares in Chase Vista H&Q IPO Fund and holders of Class B shares in H&Q IPO Fund would receive Class B Shares in Chase Vista H&Q IPO Fund.

     The tables below indicate that the contractual (pre-waiver) and actual (post-waiver) total expense ratios for current H&Q Shareholders are anticipated to be the same or less after the Reorganization, assuming that the asset level for the new Fund does not substantially decrease. If, contrary to expectations, an increase in expense ratios does occur, Chase has agreed to waive certain fees to ensure that the actual (post-waiver) total expense ratio generally does not exceed 1.35% for holders of Common Class and Class A shares of H&Q IPO Fund and 2.05% for holders of Class B shares of H&Q IPO Fund for at least one year after the Reorganization. However, if the total asset level for Chase Vista H&Q IPO Fund is reduced below $150 million during that one-year period, Chase's agreement to waive such fees will only apply to ensure that such expense ratios do not exceed 1.60% for holders of Common Class and Class A shares and 2.30% for holders of Class B shares for the remainder such period. Under H&Q IPO Fund's current advisory agreements, H&Q had agreed to waive fees and reimburse expenses only through December 31, 2000 and only so as to maintain expense ratios of 1.60% for Class A and Common Class shares and 2.30% for Class B shares.

                                  H&Q IPO Fund
                                                    COMMON      CLASS A  CLASS B
                                                  CLASS SHARES  SHARES   SHARES
SHAREHOLDER FEES
  (fees paid directly from your investment)-
  Maximum Sales Charge (Load) when you                 None      5.50%     None
  buy shares, shown as % of the offering price
  Maximum Deferred Sales Charge - Shown as
  a % of lower of original purchase price or           None      None     5.00%
  redemption proceeds
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from assets,
  expressed as a percentage of average net assets)
  Management Fees                                      0.65%     0.65%    0.65%
  Distribution (12b-1) Fees                            0.25%     0.30%    1.00%
  Other Expenses#                                      0.42%     0.32%    0.32%
  ---------------                                      -----     -----    -----
  Total#                                               1.32%     1.27%    1.97%
  ======                                               =====     =====    =====

# Expense ratios for the H&Q IPO Fund are based on expenses incurred over the past fiscal year. However, Other Expenses and Total Operating Expenses have been restated to reflect current expense arrangements.

                  EXPENSE RATIOS FOR CHASE VISTA H&Q IPO FUND *

                                                                                           PRO FORMA   PRO FORMA
                                                                         CLASS A  CLASS B    CLASS A     CLASS B
                                                                          SHARES   SHARES     SHARES      SHARES
SHAREHOLDER FEES
  (fees paid directly from your investment) -
  Maximum Sales Charge (Load) when you buy shares,                          5.75%      None      5.75%       None
  shown as % of the offering price
  Maximum Deferred Sales Charge - Shown as a % of
  lower of original purchase price or redemption                             None     5.00%       None      5.00%
  proceeds
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from assets,
  expressed as a percentage of average net assets)
  Management Fees                                                           0.65%     0.65%      0.65%      0.65%
  Distribution (12b-1) Fees                                                 0.30%     1.00%      0.30%      1.00%
  Other Expenses                                                            0.27%     0.27%      0.27%      0.27%
  --------------                                                            -----     -----      -----      -----
  Total                                                                     1.22%     1.92%      1.22%      1.92%
  ======                                                                    =====     =====      =====      =====

* Projected percentages based on an aggregate asset level of approximately $306 million

     The tables do not reflect charges or credits that investors might incur if they invest through a financial institution.

     EXAMPLE: This Example helps investors compare the cost of investing in H&Q IPO Fund against the cost of investing in Chase Vista H&Q IPO Fund. The example assumes:

-  the investor invests $10,000;
-  the investor reinvests dividends;
-  the investor sells all of his or her shares at the end of the period;
-  each Fund has a 5% return each year;
-  each Fund's asset levels remain substantially unchanged; and
- each Fund's operating expenses are not waived and remain the same as shown above.

Although actual costs may be higher or lower, based on these assumptions an investor's cost would be:

                                              1 Year         3 Years         5 Years        10 years
                                              ------         -------         -------        --------
H&Q IPO FUND
    COMMON CLASS SHARES                       $[__]          $[__]           $[__]           $[__]
    CLASS A SHARES                            $[__]          $[__]           $[__]           $[__]
    CLASS B SHARES                            $[__]          $[__]           $[__]           $[__]

CHASE VISTA H&Q IPO FUND
    CLASS A SHARES                            $[__]          $[__]           $[__]           $[__]
    CLASS B SHARES                            $[__]          $[__]           $[__]           $[__]

PRO FORMA CHASE VISTA H&Q IPO FUND
    CLASS A SHARES                            $[__]          $[__]           $[__]           $[__]
    CLASS B SHARES                            $[__]          $[__]           $[__]           $[__]

                                  RISK FACTORS

     The following discussion highlights the principal risk factors associated with an investment in Chase Vista H&Q IPO Fund. Chase Vista H&Q IPO Fund has substantially similar investment objectives, policies and restrictions as H&Q IPO Fund. Therefore, there should be no material difference between the risk factors associated with Chase Vista H&Q IPO Fund and H&Q IPO Fund.

     All mutual funds carry a certain amount of risk. An investor in Chase Vista H&Q IPO Fund may lose money on his or her investment in Chase Vista H&Q IPO Fund. Here are some of the specific risks of investing in Chase Vista H&Q IPO Fund.

     Chase Vista H&Q IPO Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

     The value of shares of Chase Vista H&Q IPO Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for in Chase Vista H&Q IPO Fund's portfolio.

     UNIQUE NATURE OF IPOs. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs, such as Chase Vista H&Q IPO Fund, can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

     SMALL COMPANIES. To the extent the Chase Vista H&Q IPO Fund invests in non-IPO equity securities of companies with small capitalizations, it will be subject to certain risks thereof. The value of an investment in Chase Vista H&Q IPO Fund is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

     MARKET VOLATILITY. Stock markets will fall periodically. As with any investment whose performance is tied to stock markets, the value of an investment in Chase Vista H&Q IPO Fund will fluctuate, which means that investors could lose money.

     POLITICAL AND ECONOMIC FACTORS. Many factors can affect stock market performance. Political and economic news can influence market-wide trends. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on IPOs and, therefore, may have a significant impact on Chase Vista H&Q IPO Fund.

     LACK OF QUALITY IPOs. The number or quality of IPOs available for Chase Vista H&Q IPO Fund to purchase may be inadequate for extended periods of time. During such periods, Chase Vista H&Q IPO Fund will not be able to implement its main investment strategy. This could significantly and adversely affect Chase Vista H&Q IPO Fund's investment return. H&Q IPO Fund was closed to new investors from [____] to [____] due to the lack of available investment opportunities.

     INDUSTRY CONCENTRATION RISKS. The IPO market tends to favor certain industries from time to time. As a result, the companies in which Chase Vista H&Q IPO Fund invests at any given time may represent a limited number of industries, and Chase Vista H&Q IPO Fund's share price may be subject to greater volatility. Currently, the industry comprised of Internet-related companies is one of the industries favored by the IPO market.

     CONTRACTUAL RESTRICTIONS. Chase Vista H&Q IPO Fund may agree to contractual restrictions on its resale of certain IPOs. These restrictions, known as "lock-ups," will typically extend from 30 to 180 days after the initial public offering. During the period of the lock-up, Chase Vista H&Q IPO Fund will not be able to sell these securities and the value of these securities may decline as a result of adverse market movements.

     CONFLICT OF INTEREST. The investment adviser may appear to have a conflict of interest when Chase Vista H&Q IPO Fund purchases IPOs from underwriting syndicates in which Chase Securities, Inc., the Fund's distributor or any affiliate of such persons acts as a member or manager Chase Vista H&Q IPO Fund will not purchase IPOs directly from Chase Securities, Inc. and its affiliates, and the Fund otherwise intends to conduct these purchases in compliance with applicable SEC rules.

     PRICING RISK. Chase Vista H&Q IPO Fund may be unable to purchase IPOs at the offering price. The price of IPO shares in the aftermarket may greatly exceed the offering price, making it more difficult for Chase Vista H&Q IPO Fund to realize a profit.

     TURNOVER COSTS; CAPITAL GAINS. Chase Vista H&Q IPO Fund normally expects to sell most of its IPO holdings within a year. This turnover of Chase Vista H&Q IPO Fund's portfolio will increase the Fund's transaction costs. Some gains from such sales will also be treated as short-term capital gains, taxable as ordinary income to Chase Vista H&Q IPO Fund's shareholders. Such capital gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce Chase Vista H&Q IPO Fund's returns.

     REDEMPTIONS. Chase Vista H&Q IPO Fund may have to sell stocks at a loss in order to pay for sales by its shareholders. Sales are more likely to occur when prices of IPO stocks are declining, and prices of IPO stocks may fall more rapidly than those of other securities.

     LIMITED OPERATING HISTORY. Chase Vista H&Q IPO Fund has no operating history, and Symphony's model has only been previously implemented by one mutual fund, H&Q IPO Fund, which has been in operation since October, 1999. The model is based largely on a limited period of past market performance and may fail to anticipate shifts in market dynamics over time.

     RELIANCE ON FINANCIAL DATA. Symphony's model relies on market and other data complied from other sources, primarily IPO Edge, a leading provider of IPO information. If this information were to become unavailable or unreliable, Chase Vista H&Q IPO Fund's investment strategy could be disrupted.

     FOREIGN INVESTMENTS. Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of Chase Vista H&Q IPO Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries. BECAUSE H&Q IPO FUND DID NOT INVEST IN THESE INSTRUMENTS, THIS RISK WAS NOT PRESENT FOR THAT FUND.

     In early 1999, the European Monetary Union implemented a new currency called the "euro". It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of Chase Vista H&Q IPO Fund.

     CONVERTIBLE SECURITIES. The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. BECAUSE H&Q IPO FUND DID NOT INVEST IN THESE INSTRUMENTS, THIS RISK WAS NOT PRESENT FOR THAT FUND.

     OTHER INVESTMENTS. If Chase Vista H&Q IPO Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where Chase Vista H&Q IPO Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

     Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed Chase Vista H&Q IPO Fund's original investment. IT IS IMPORTANT TO NOTE THAT CHASE VISTA H&Q IPO FUND IS PERMITTED TO INVEST IN A WIDER VARIETY OF DERIVATIVES THAN H&Q IPO FUND.

               INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

     The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the

Reorganization Plan, a copy of which is attached as Appendix A to this Combined Prospectus/Proxy Statement and which is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION PLAN

     The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of H&Q IPO Fund will be transferred to and assumed by Chase Vista H&Q IPO Fund. In exchange for the transfer of the assets of, and the assumption of the liabilities of H&Q IPO Fund, MFIT will issue at the Effective Time of the Reorganization full and fractional (a) Class A Shares in Chase Vista H&Q IPO Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Common Class Shares and Class A Shares of H&Q IPO Fund and (b) Class B Shares in Chase Vista H&Q IPO Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Class B Shares of H&Q IPO Fund, in each case as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that H&Q IPO Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to the H&Q Shareholders all undistributed net investment income earned and net capital gains realized up to and including the Effective Time of the Reorganization.

     Following the transfer of assets to, and the assumption of the liabilities of H&Q IPO Fund by, Chase Vista H&Q IPO Fund, H&Q IPO Fund will distribute Chase Vista H&Q IPO Fund Shares received from MFIT to H&Q Shareholders in liquidation of H&Q IPO Fund. Each H&Q Shareholder at the Effective Time of the Reorganization will receive an amount of (a) in the case of holders of Common Class Shares and Class A Shares, Class A Shares and (b) in the case of holders of Class B Shares, Class B Shares, of Chase Vista H&Q IPO Fund with a total net asset value equal to the net asset value of their shares of H&Q IPO Fund, plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of H&Q IPO Fund. After the Reorganization all of the issued and outstanding shares of H&Q IPO Fund will be canceled on the books of H&Q IPO Fund and the Fund's stock transfer books will be permanently closed. Following the Reorganization, the registration of H&Q Trust as an investment company under the 1940 Act will be terminated, and H&Q Trust will be dissolved under state law.

     Chase Vista H&Q IPO Fund expects to maintain all of the holdings of H&Q IPO Fund in light of the substantially similar investment policies of Chase Vista H&Q IPO Fund and the substantially similar strategies of its investment adviser and sub-adviser.

     The Reorganization is subject to a number of conditions, including without limitation approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by H&Q Shareholders; the receipt of a legal opinion of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, with respect to certain tax issues, as more fully described under "Information Relating to the Proposed Reorganization--Federal Income Tax Consequences"; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan.

Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be on [______ __], 2001 or such other date as is agreed to by the parties.

     The expenses of H&Q Trust and MFIT in connection with the Reorganization will be borne by Chase.

     The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party under the Reorganization Plan or a material covenant of the other party is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach of the Reorganization Plan by the other party. In addition, either party may terminate the Reorganization Plan if its trustees determine that proceeding with the Reorganization Plan is not in the best interests of their Fund's shareholders.

TRUSTEES' CONSIDERATIONS

     In its consideration and approval of the Reorganization at meetings held on May 31, 2000, September 7, 2000 and November 28, 2000, the H&Q Trustees considered and discussed the future of H&Q IPO Fund and how to best serve the H&Q Shareholders' interests. The trustees discussed the advantages of reorganizing H&Q IPO Fund into a portfolio of MFIT. After discussions, it was decided to pursue the Reorganization with Chase Vista H&Q IPO Fund.

     In considering Chase Vista H&Q IPO Fund, the H&Q Trustees noted that combining the H&Q IPO Fund into MFIT could offer increased administrative and operational efficiencies. In addition, the H&Q Trustees noted that Chase Vista H&Q IPO Fund could offer H&Q Shareholders better shareholder services than H&Q IPO Fund. The Trustees further noted that Chase Vista H&Q IPO Fund would also offer H&Q Shareholders the ability to diversify their mutual fund holdings as all Chase Vista H&Q IPO Fund Shareholders (including holders of Class A Shares and Class B Shares) wishing to invest in other types of funds would be able to exchange into Chase Vista funds without paying an additional sales charge. The Trustees also noted that the Chase Vista funds have a broad distribution network. The Trustees also considered the fee structure of the Class A and Class B Shares of Chase Vista H&Q IPO Fund and the likely fee increases most H&Q Shareholders would experience.

     In its consideration and approval of the Reorganization, the H&Q Trustees also considered, among other things: the terms of the Reorganization Plan; the fact that the Reorganization would constitute a tax-free reorganization; a comparison of the Funds' historical and projected expense ratios; the commitment by Chase to reimburse expenses in excess of H&Q IPO Fund's current expense ratio for one year; [the comparative investment performance of H&Q IPO Fund and other Chase Vista funds;] the fact that the day-to-day portfolio management would be unchanged by the Reorganization; the investment advisory and other services to be supplied by CFAM and Symphony; the management and other fees to be payable by Chase Vista H&Q IPO Fund; the similarities in the investment objective and policies of the Funds; the differences in the organizational structures of funds; the changes in the Trustees, investment adviser, distributor and transfer agent of H&Q IPO Fund; the changes to H&Q IPO Fund's agreement, plans, procedures and investment restrictions; the fact that Chase would bear all expenses of the Reorganization; the other effects of the reorganization on H&Q IPO Fund and its shareholders; the recommendations of H&Q Management, Symphony and Chase with respect to the proposed Reorganization; and the alternatives available to H&Q IPO Fund.

     After considering the foregoing factors, together with such other information as they believed to be relevant, the H&Q Trustees, including the disinterested Trustees, determined that the proposed Reorganization would be in the best interests of H&Q Shareholders and that the interests of H&Q Shareholders would not be diluted as a result of the Reorganization and approved the Reorganization Plan and directed that it be submitted to H&Q Shareholders for approval.

THE H&Q TRUSTEES RECOMMEND THAT H&Q SHAREHOLDERS VOTE "FOR" THE REORGANIZATION PLAN.

     The H&Q Trustees have not determined what action H&Q IPO Fund will take in the event H&Q Shareholders fail to approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Trustees will consider other appropriate courses of action, including continuing the operations of H&Q IPO Fund in its present form.

     Similarly, at meetings held on September 19, 2000 and October 24, 2000, the MFIT Board considered the proposed Reorganization. The MFIT Board considered, among other things: the terms of the Reorganization Plan; the fact that the Reorganization would permit MFIT Shareholders to exchange into Chase Vista H&Q IPO Fund; and the fact that the Reorganization would constitute a tax-free reorganization. Based upon its evaluation of the relevant information provided to it, and in light of its fiduciary duties under federal and state law, the MFIT Board, including the disinterested Trustees, determined that (i) the proposed Reorganization would be in the best interests of the shareholders of Chase Vista H&Q IPO Fund and (ii) the interests of Chase Vista H&Q IPO Fund's Shareholders would not be diluted as a result of the Reorganization and approved the Reorganization Plan.

FEDERAL INCOME TAX CONSEQUENCES

         [Consummation of the Reorganization is subject to the condition that H&Q IPO Fund and MFIT receive an opinion from Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of H&Q IPO Fund to Chase Vista H&Q IPO Fund in exchange for Chase Vista H&Q IPO Fund Shares and the liquidating distributions to H&Q Shareholders of Chase Vista H&Q IPO Fund Shares so received, as described in the Reorganization Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, H&Q IPO Fund and Chase Vista H&Q IPO Fund will each be considered "a party to a reorganization" within the meaning of 368(b) of the Code; (ii) no gain or loss will be recognized by H&Q IPO Fund as a result of such transaction; (iii) no gain or loss will be recognized by Chase Vista H&Q IPO Fund as a result of such transaction; (iv) no gain or loss will be recognized by H&Q Shareholders on the distribution to them of the Chase Vista H&Q IPO Fund Shares in exchange for their shares of H&Q IPO Fund; (v) the aggregate basis of Chase Vista H&Q IPO Fund Shares received by a Shareholder of H&Q IPO Fund will be the same as the aggregate basis of such H&Q Shareholder's H&Q

Shares immediately prior to the Reorganization; (vi) the basis of Chase Vista H&Q IPO Fund in the assets of H&Q IPO Fund received pursuant to such transaction will be the same as the basis of such assets in the hands of H&Q IPO Fund immediately before such transaction; (vii) an H&Q Shareholder's holding period for Chase Vista H&Q IPO Fund Shares will be determined by including the period for which H&Q Shareholder held H&Q IPO Fund shares exchanged therefor, provided that the Shareholder held such shares in H&Q IPO Fund as a capital asset; and (viii) Chase Vista H&Q IPO Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by H&Q IPO Fund.]

     MFIT and H&Q IPO Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

CAPITALIZATION

     Because H&Q IPO Fund will be combined with the newly-created Chase Vista H&Q IPO Fund in the Reorganization, the total capitalization of Chase Vista H&Q IPO Fund after the Reorganization is expected to equal the capitalization of H&Q IPO Fund immediately prior to the Reorganization. The following table sets forth as of [_________ __], 2000: (i) the capitalization of H&Q IPO Fund; (ii) the capitalization of Chase Vista H&Q IPO Fund; and (iii) the pro forma capitalization of Chase Vista H&Q IPO Fund as adjusted to give effect to the proposed Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of H&Q IPO Fund is likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities and daily share purchase and redemption activity.


                                                                   CHASE VISTA H&Q                 PRO FORMA
                                        H&Q IPO FUND                   IPO FUND                    COMBINED
                                        ------------               ---------------                -----------
Total Net Assets ($)
         Common Class                    [________]                       -                            -
         Class A                         [________]                   [________]                  [________]
         Class B                         [________]                   [________]                  [________]
Shares Outstanding
         Common Class                    [________]                       -                            -
         Class A                         [________]                   [________]                  [________]
         Class B                         [________]                   [________]                  [________]
Net Asset Value Per
  Share ($)
         Common Class                    [________]                       -                            -
         Class A                         [________]                   [________]                  [________]
         Class B                         [________]                   [________]                  [________]

                               INVESTMENT POLICIES

     The following discussion summarizes some of the investment policies of Chase Vista H&Q IPO Fund. Except as noted, Chase Vista H&Q IPO Fund has substantially similar investment objectives and investment policies as H&Q IPO Fund.

INVESTMENT OBJECTIVE

     Chase Vista H&Q IPO Fund's objective is capital appreciation.

MAIN INVESTMENT STRATEGY

     Chase Vista H&Q IPO Fund seeks to achieve its goal by investing, under normal market conditions, at least 65% of its assets in a diversified portfolio of common stocks acquired as part of, or within 18 months after, a company's initial public offering and traded on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market. The common stocks of these emerging companies will be referred to generally in this Combined Prospectus/Proxy Statement as IPOs.

     Symphony, the sub-adviser to Chase Vista H&Q IPO Fund, has developed a quantitative model which tracks historical IPO performance. At the time of an initial public offering, Symphony will purchase IPO shares that meet certain minimum quantitative criteria for offering size, issuer market capitalization and lead underwriter, among other factors. Symphony will attempt to purchase these shares directly from the underwriters, at the offering price. If shares cannot be obtained at the offering price, they will be purchased in the secondary market. For a period of up to 18 months after an initial public offering of shares, Symphony will also purchase such IPO shares based upon the above criteria and certain aftermarket criteria, such as analyst ratings, price, performance, valuation relative to the industry and insider activity. IPO shares held by Chase Vista H&Q IPO Fund will be sold based upon similar aftermarket criteria. Chase Vista H&Q IPO Fund normally expects to sell most of its IPO holdings within a year of purchase. When making investment decisions, the Symphony will employ qualitative, as well as quantitative, techniques and will emphasize issuers with growth characteristics.

     When Symphony believes that the number or quality of IPOs available for Chase Vista H&Q IPO Fund investment is inadequate, Symphony intends to invest in futures contracts or participations based on equity indexes, such as the S&P 500-Registered Trademark-Index, Russell 2000-Registered Trademark- Index or Wilshire 4500-Registered Trademark- Index. Symphony may also purchase non-IPO equity securities (including common stocks, preferred stocks, convertible securities and warrants) issued primarily by companies which have capitalizations of $1 billion or less at the time of investment. Pending investment and to provide liquidity for redemptions, Chase Vista H&Q IPO Fund may also hold its assets in cash and cash equivalent instruments, such as money market mutual funds, Treasury bills, commercial paper and repurchase agreements. Chase Vista H&Q IPO Fund's investment in assets other than IPOs will, in normal circumstances, be limited to 35% of its assets. Chase Vista H&Q IPO Fund may not achieve its investment objective during periods when it has taken a temporary defensive position because of adverse market, economic, political or other conditions.

     The Chase Vista H&Q IPO Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock. H&Q IPO FUND HAS NO INVESTMENT POLICY WITH RESPECT TO SUCH INVESTMENTS.

     Although the Chase Vista H&Q IPO Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Chase Vista Small Cap Equity Fund may put any amount of its assets in these types of investments.

     During unusual market conditions, the Chase Vista H&Q IPO Fund may invest up to 20% of its assets in U.S. Government obligations. H&Q IPO FUND DID NOT HAVE THIS ABILITY.

     The Chase Vista H&Q IPO Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Chase Vista H&Q IPO Fund may use derivatives to hedge various market risks or to increase the Chase Vista H&Q IPO Fund's income or gain. IT IS IMPORTANT TO NOTE THAT THE ONLY DERIVATIVE INSTRUMENTS USED BY H&Q IPO FUND WERE FUTURES CONTRACTS AND INDEX PARTICIPATIONS. ACCORDINGLY, CHASE VISTA H&Q IPO FUND IS PERMITTED TO USE A WIDER VARIETY OF DERIVATIVES.

     The Chase Vista H&Q IPO Fund may change any of these investment policies (including its investment objective) without shareholder approval. H&Q IPO FUND REQUIRES SHAREHOLDER APPROVAL TO CHANGE ITS INVESTMENT OBJECTIVE.

COMPARISON OF INVESTMENT LIMITATIONS

     The investment limitations of Chase Vista H&Q IPO Fund and H&Q IPO Fund are similar. However, the wording of MFIT's investment restrictions differs from that of the H&Q IPO Fund. The tables below describe the limitations applicable to each Fund, comparing the two Fund's restrictions.

         The following fundamental investment limitations of Chase Vista H&Q IPO Fund and H&Q IPO Fund MAY BE CHANGED ONLY BY A VOTE of a majority of such Fund's shareholders.

CHASE VISTA H&Q IPO FUND MAY NOT:

- Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result of such purchase, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction.

- Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     ACCORDINGLY, UNLIKE H&Q IPO FUND, CHASE VISTA H&Q IPO FUND IS NOT PROHIBITED FROM PURCHASING OR SELLING OPTIONS GENERALLY OR FROM ENGAGING IN FORWARD PURCHASES OR SALES OF FOREIGN CURRENCIES OR SECURITIES.

H&Q IPO FUND MAY NOT:

- Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry.

- Purchase or sell commodities or commodity contracts, provided that the Fund may (1) purchase securities of companies that deal in commodities or interests therein and (2) purchase or sell futures contracts, options on future contracts, equity index participations and index participation contracts.

CHASE VISTA H&Q IPO FUND MAY NOT:

- Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not precluded and investments in real estate limited partnerships constitute investments in real estate.

- Make loans, except that the Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets.

     ACCORDINGLY, CHASE VISTA H&Q IPO FUND IS NOT PROHIBITED FROM INVESTING IN LONGER-TERM DEBT SECURITIES.

H&Q IPO FUND MAY NOT:

- Purchase or sell real estate, including interests in real estate limited partnerships, provided that the Fund may purchase securities of companies that deal in real estate or interests therein.

- Lend money to any person, except that the Fund may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.

CHASE VISTA H&Q IPO FUND MAY NOT:

- Borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than one-third of its net assets to secure such borrowings. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments.

- Underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

H&Q IPO FUND MAY NOT:

- Borrow money, except that the Fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the Fund will not purchase securities while borrowings represent more than 5% of its total assets.

- Pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, the Fund may do so with respect to no more than one-third of the value of its total assets.

- Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

CHASE VISTA H&Q IPO FUND MAY NOT:

- Issue any senior security (as defined in the 1940 Act), except (a) engaging in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) acquiring other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, borrowing money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.

     UNLIKE H&Q IPO FUND, Chase Vista H&Q IPO Fund may engage in the activities described in CLAUSES (a) AND (b) ABOVE

- With respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities).

     THE LIMITATION ON PURCHASING MORE THAN 10% OF THE SECURITIES OF ANY ISSUER IS APPLIED WITH RESPECT TO ONLY 75% OF CHASE VISTA H&Q IPO FUND'S ASSETS, AS OPPOSED TO ALL OF H&Q IPO FUND'S ASSETS.

H&Q IPO FUND MAY NOT:

- Issue senior securities, except that the Fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the Fund will not purchase securities while borrowings represent more than 5% of its total assets.

- As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

- Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities. The definition of "securities" does not include cash and cash items (including receivables), government securities and the securities of other investment companies, including private investment companies and qualified purchaser funds.

     The following non-fundamental investment limitations of Chase Vista H&Q IPO Fund and H&Q IPO Fund MAY BE CHANGED WITHOUT ANY VOTE of such Fund's shareholders.

CHASE VISTA H&Q IPO FUND MAY NOT:

- Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     UNLIKE H&Q IPO FUND, CHASE VISTA H&Q IPO FUND HAS THE ABILITY TO PURCHASE PUT AND CALL OPTIONS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

- Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

     UNLIKE H&Q IPO FUND, CHASE VISTA H&Q IPO FUND MAY MAKE SHORT SALES "AGAINST THE BOX."

-    Purchase or sell interests in oil, gas or mineral leases.

-    Invest more than 15% of its net assets in illiquid securities.

H&Q IPO FUND MAY NOT:

-    Purchase puts, calls, straddles, spreads or any combination thereof.

-    Make short sales.

- Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

- Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

- Invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days and securities subject to contractual restrictions on resale in excess of seven days.

CHASE VISTA H&Q IPO FUND MAY NOT:

- Invest in the securities of other investment companies except to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

-    CHASE VISTA H&Q IPO FUND DOES NOT HAVE A SIMILAR INVESTMENT RESTRICTION.

H&Q IPO FUND MAY NOT:

- Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

- Invest for the purpose of exercising control or management of another issuer.


                      PURCHASES, REDEMPTIONS AND EXCHANGES

GENERAL

     Chase Vista H&Q IPO Fund investors will have the ability to diversify their mutual fund holdings by exchanging their Chase Vista H&Q IPO Fund Shares for other shares in Chase Vista portfolios without paying additional sales loads. The Chase Vista funds currently consist of [__] different investment portfolios, most of which will be available to H&Q Shareholders after the Reorganization. Holders of Common Class Shares and Class A Shares of H&Q IPO Fund will receive Class A Shares of Chase Vista H&Q IPO Fund and those holding Class B Shares of H&Q IPO Fund will receive Class B Shares of Chase Vista H&Q IPO Fund.

SALES CHARGES

     There is a sales charge (sometimes called a "load") to buy Class A and Class B Shares of Chase Vista H&Q IPO Fund. There are also ongoing expenses that holders of Class A and Class B Shares pay as long as they own their shares, as more fully explained below.

     There are a number of plans and special discounts that can decrease or even eliminate these sales charges.

     RECIPIENTS OF CLASS A SHARES
     HOLDERS OF COMMON  CLASS SHARES OF H&Q IPO FUND WILL NOT BE REQUIRED TO
PAY A SALES CHARGE, OR "LOAD," ON CLASS A SHARES RECEIVED IN THE REORGANIZATION OR ON ADDITIONAL CLASS A SHARES PURCHASED IN THE FUTURE IN CHASE VISTA H&Q IPO FUND.

     Holders of Class A shares in H&Q IPO Fund receiving Class A Shares in Chase Vista H&Q IPO Fund will not pay a sales load on Class A Shares received in the Reorganization, but will have to pay a sales load on additional Class A Shares purchased in the future. The sales charge rates are described in the chart below.

     The following chart shows the initial sales charge, or "load", that will be payable by holders of Class A Shares (other than investors who purchased Common Class prior to the Reorganization) on new purchases:

             CHASE VISTA H&Q IPO FUND                         TOTAL SALES CHARGES AS A PERCENTAGE OF THE:

               AMOUNT OF INVESTMENT                      OFFERING PRICE PER SHARE          NET AMOUNT INVESTED
Less than $100,000                                                [5.75]%                           [___]%
$100,000 or greater, but less than $250,000                       [___]%                            [___]%
$250,000 or greater, but less than $500,000                       [___]%                            [___]%
$500,000 or greater, but less than $1,000,000                     [___]%                            [___]%
$1,000,000 or greater                                             None                              None

These initial sales charges or "loads" for Chase Vista H&Q IPO Fund are higher than the sales charges for H&Q IPO Fund. The following chart shows the initial sales charge that is currently payable by holders of Class A shares of H&Q IPO Fund.

                   H&Q IPO FUND                                TOTAL SALES CHARGES AS A PERCENTAGE OF THE:

               AMOUNT OF INVESTMENT                      OFFERING PRICE PER SHARE          NET AMOUNT INVESTED
Less than $50,000                                                 5.50%                             5.82%
$50,000 or greater, but less than $100,000                        4.75%                             4.99%
$100,000 or greater, but less than $250,000                       3.75%                             3.90%
$250,000 or greater, but less than $500,000                       2.75%                             2.83%
$500,000 or greater, but less than $1,000,000                     2.00%                             2.04%
$1,000,000 or greater                                             None*                             None*

* - Purchases of $1 million or more sold within one year of purchase may be subject to a 1.00% deferred sales charge.

     CLASS B SHARES
     Class B Shares in both Funds have a deferred sales charge. Purchasers do not pay any charge when they buy Class B Shares in either Fund, but they may have to pay a charge when Class B Shares are sold, depending on how long such shares have been owned at the time of the sale. The deferred sales charge for both Funds gets lower the longer a shareholder holds her or her shares and disappears altogether after a certain number of years. However, the two Funds calculate the deferred sales charge differently, as described below.

     HOLDERS OF CLASS B SHARES WILL NOT PAY ANY SALES CHARGE UPON THE OCCURRENCE OF THE REORGANIZATION AND THE DEFERRED SHARES CHARGE ON SHARES RECEIVED IN THE REORGANIZATION WILL BE NO DIFFERENT FROM THE SHARES OWNED PRIOR TO THE REORGANIZATION. HOWEVER, THE DEFERRED SALES CHARGE FOR CLASS B SHARES PURCHASED AFTER THE REORGANIZATION WILL BE SIGNIFICANTLY DIFFERENT AND COULD RESULT IN HOLDERS PAYING A HIGHER FEE IF AND WHEN THEY SELL SUCH SHARES.

     NEW CLASS B SHARES. The deferred sales charge with respect to Class B Shares purchased by existing and new investors after the Reorganization (the "New Class B Shares") will disappear SIX YEARS after such Class B Shares were purchased and the New Class B Shares will convert to Class A Shares during the 9th year of ownership. For the H&Q IPO Fund, the deferred sales charge disappeared after five years and the Class B Shares converted to Class A Shares during the 6th year of ownership.

     EXCHANGED CLASS B SHARES. The deferred sales charge with respect to Class B Shares received in the Reorganization (the "Exchanged Class B Shares") will disappear FIVE YEARS after the holders originally purchased Class B Shares in H&Q IPO Fund and will convert to Class A Shares during the 6th year of ownership. The deferred sales charge for Exchanged Class B Shares, therefore, would not be changed substantially as a result of the Reorganization.

     The two schedules for Chase Vista H&Q IPO Fund are shown in the following table, along with the deferred sales charge schedule for H&Q IPO Fund:

                      COMPARISON OF DEFERRED SALES CHARGES


   YEARS                              CHASE VISTA H&Q IPO FUND                                    H&Q IPO FUND
    HELD               NEW CLASS B SHARES              EXCHANGED CLASS B SHARES                  CLASS B SHARES
     1                       5%                                  5%                                   5%
     2                       4%                                  4%                                   4%
     3                       3%                                  3%                                   3%
     4                       3%                                  2%                                   2%
     5                       2%                                  1%                                   1%
     6                       1%                       Convert to Class A Shares           Convert to Class A Shares
     7                      None                                  -                                   -
     8                      None                                  -                                   -
     9           Convert to Class A Shares                        -                                   -

     MFIT calculates the deferred sales charge from the month a shareholder purchases his or her shares. MFIT always sells the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge. In determining the sales charge on such Class B Shares, the time period shall refer back to when the Class B Shares of H&Q IPO Fund were purchased, not when the Class B Shares of Chase Vista H&Q IPO Fund were received in the Reorganization.

DIVIDEND REINVESTMENTS

     There is no initial sales charge or deferred sales charge on shares of either Fund received on the reinvestment of dividends.

12b-1 FEES

     VFD will be the distributor for Chase Vista H&Q IPO Fund, rather than CSI (which acts as distributor for H&Q IPO Fund). Chase Vista H&Q IPO Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of 0.30% of the average daily net assets attributed to Class A Shares and 1.00% of the average daily net assets attributed to Class B Shares. VFD may elect to waive these fees. H&Q IPO Fund has a Rule 12b-1 distribution plan under which it pays annual distribution fees of 0.25% of the average daily net assets attributed to Common Class Shares, 0.30% of the average daily net assets attributed to Class A Shares and 1.00% of the average daily net assets attributed to Class B Shares. Otherwise, the terms of the distribution plans of the two Funds are substantially similar.

     This payment covers such things as compensation for services provided by broker-dealers and expenses connected with the sale of shares. Payments are not tied to actual expenses incurred.

     Because 12b-1 expenses are paid out of Chase Vista H&Q IPO Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost more than other types of sales charges, used by other mutual funds.

PURCHASING CHASE VISTA H&Q IPO FUND SHARES

     THE FOLLOWING DISCUSSION APPLIES TO PURCHASES OF CHASE VISTA H&Q IPO FUND THAT YOU MIGHT MAKE AFTER THE Reorganization.

     The price shareholders pay for shares in Chase Vista H&Q IPO Fund is the net asset value per share ("NAV") plus, in the case of Class A Shares, the sales charge. NAV is the value of everything Chase Vista H&Q IPO Fund owns, minus everything it owes, divided by the number of shares held by investors. Chase Vista H&Q IPO Fund generally values its assets at their fair market value, but may use fair value if market prices are unavailable.

     The NAV of each class of shares is generally calculated once each day at the close of regular trading on the New York Stock Exchange each day Chase Vista H&Q IPO Fund is accepting purchase orders. A shareholder will pay the next NAV calculated after the Chase Vista Funds Service Center (the "Center") receives his or her order in proper form. An order is in proper form only after funds are converted into federal funds.

     The Center accepts purchase orders on any business day that the New York Stock Exchange is open. If an order is received in proper form by the close of regular trading on the New York Stock Exchange, it will be processed at that day's price. If an order is received after the close of regular trading on the New York Stock Exchange, it will generally be processed at the next day's price.

     If a shareholder buys through an agent and not directly from the Center, the agent could set earlier cut-off times. Each shareholder must provide a Social Security Number or Taxpayer Identification Number when opening an account.

     Chase Vista H&Q IPO Fund has the right to reject any purchase order.

     Chase Vista H&Q IPO Fund accepts investments in the following minimum denominations:

           Type of Account                Initial Investment       Additional Investments
           ---------------                ------------------       ----------------------
               Regular                          $2,500                      $100
     Systematic Investment Plan                 $1,000                      $100
                IRAs                            $1,000                      $100
              SEP-IRAs                          $1,000                      $100
           Education IRAs                        $500                       $100

     The H&Q IPO Fund has the same or higher minimums, except that the minimum investment for additional investments for retirement or other custodial accounts is $25.

     Checks should be made out to Chase Vista Funds in U.S. dollars. Credit cards, cash, or checks from a third party will not be accepted. Shares bought by check may not be sold for 15 calendar days. Shares bought through an Automated Clearing House cannot be sold until the payment clears. This could take more than seven business days. Purchase orders will be canceled if a check doesn't clear and the investor will be responsible for any expenses and losses to Chase Vista H&Q IPO Fund. Orders by wire will be canceled if the Center doesn't receive payment by 4:00 p.m. (Eastern time) on the day the shareholder buys.

     Shareholders seeking to buy Chase Vista H&Q IPO Fund Shares through an investment representative or a mutual fund supermarket should instruct their representative to contact the Fund. Such representatives may charge investors a fee and may offer additional services, such as special purchase and redemption programs. Such representative may set different minimum investments and earlier cut-off times.

     A systematic investment plan is available for Chase Vista H&Q IPO Fund Shares.

SELLING CHASE VISTA H&Q IPO FUND SHARES

     THE FOLLOWING DISCUSSION APPLIES TO SALES OF CHASE VISTA H&Q IPO FUND THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

     Chase Vista H&Q IPO Fund Shares may be sold on any day the Center is open for trading, either directly to Chase Vista H&Q IPO Fund or through an investment representative. Chase Vista H&Q IPO Fund Shareholders will receive the next NAV calculated after the Center accepts his or her sale order, less any deferred sales charge (in respect of Class B Shares).

     Under normal circumstances, if a request is received before the close of regular trading on the New York Stock Exchange, Chase Vista H&Q IPO Fund will send the proceeds the same business day. An order to sell shares will not be accepted if Chase Vista H&Q IPO Fund has not collected payment for the shares. Chase Vista H&Q IPO Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

     Generally, a check is mailed or proceeds are sent by electronic transfer or wire for Chase Vista H&Q IPO Fund Shares. However, if a shareholder's address of record has changed within the 30 days prior to the sale request or if more than $25,000 of shares is sold by phone, proceeds will be sent only to the bank account on Chase Vista H&Q IPO Fund's records.

     A shareholder will need to have his or her signature guaranteed if he or she wants payment to be sent to an address other than Chase Vista H&Q IPO Fund's records. Additional documents or a letter from a surviving joint owner may also be needed.

     A shareholder who purchased through an investment representative, should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.

     Shareholders may also sell their shares by contacting the Center directly. Chase Vista H&Q IPO Fund shareholders may contact 1-800-5-CHASE-0.

     A systematic withdrawal plan is available for Chase Vista H&Q IPO Fund Shares.

EXCHANGING CHASE VISTA H&Q IPO FUND SHARES FOR SHARES IN OTHER CHASE VISTA FUNDS

     Chase Vista H&Q IPO Fund Shares may currently be exchanged for shares in certain other Chase Vista funds. For tax purposes, an exchange is treated as a sale of the shares. This generally will result in a capital gain or loss. Shareholders should carefully read the prospectus of the fund into which they want to exchange, which is available by calling 1-800-5-CHASE-0. Shareholders who exchange must meet any minimum investment requirements and may have to pay a sales commission under certain circumstances.

     The exchange privilege is not a means of short-term trading as this could increase management cost and affect all shareholders. Each Chase Vista fund reserves the right to limit the number of exchanges or refuse an exchange. The exchange privilege also may be terminated. Chase Vista H&Q IPO Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

OTHER INFORMATION CONCERNING CHASE VISTA H&Q IPO FUND

     Chase Vista H&Q IPO Fund may close an account if the balance falls below $500. Chase Vista H&Q IPO Fund may also close the account if an investor is in the Systematic Investment Plan and fails to meet investment minimums over a 12-month period. Before closing the account, 60 days' notice will be given.

     Unless a shareholder indicates otherwise on his or her account application, Chase Vista H&Q IPO Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, Chase Vista H&Q IPO Fund will ask that person to confirm the account registration and address to make sure they match those in Chase Vista H&Q IPO Fund records. If they do correspond, Chase Vista H&Q IPO Fund is generally authorized to follow that person's instructions. Chase Vista H&Q IPO Fund will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold Chase Vista H&Q IPO Fund liable for any loss or expenses from any sales request, if it takes reasonable precautions. Chase Vista H&Q IPO Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if Chase Vista H&Q IPO Fund does not follow reasonable procedures.

     It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail Chase Vista H&Q IPO Fund instructions or contact their investment representative or agent. Chase Vista H&Q IPO Fund may modify or cancel the sale of shares by phone without notice.

     MFIT has agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Chase Vista H&Q IPO Fund Shares held by investors serviced by the shareholder servicing agent.

     Chase, CFAM and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to Chase Vista H&Q IPO Fund Shares held by customers of those shareholder servicing agents.

     PURSUANT TO H&Q IPO FUND'S DISTRIBUTION PLAN, THAT FUND PAYS ITS DISTRIBUTOR AT AN ANNUAL RATE OF 0.30% OF THE VALUE OF THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES, 1.00% OF THE VALUE OF THE AVERAGE DAILY NET ASSETS OF CLASS B SHARES AND 0.25% OF THE VALUE OF THE AVERAGE DAILY NET ASSETS OF COMMON CLASS SHARES. THE FEES PAYABLE UNDER THE DISTRIBUTION PLAN ARE USED TO COMPENSATE THE DISTRIBUTOR FOR ANY EXPENSES INTENDED PRIMARILY TO RESULT IN THE SALE OF THE H&Q IPO FUND'S SHARES, INCLUDING, BUT NOT LIMITED TO, PAYMENTS THE DISTRIBUTOR MAKES TO FINANCIAL INTERMEDIARIES (INCLUDING BROKER-DEALERS AND OTHER THIRD PARTIES), PAYMENTS MADE FOR THE PREPARATION, PRINTING AND DISTRIBUTING OF ADVERTISING AND SALES LITERATURE AND PAYMENTS MADE FOR PRINTING AND DISTRIBUTING PROSPECTUSES AND SHAREHOLDER REPORTS TO OTHER THAN EXISTING SHAREHOLDERS OF THE H&Q IPO FUND. A PORTION OF THESE FEES, NOT TO EXCEED .25% OF THE AGGREGATE DAILY NET ASSETS ATTRIBUTABLE TO EACH OF THE CLASS A, CLASS B AND COMMON CLASS SHARES MAY CONSTITUTE A SERVICE FEE USED TO COMPENSATE THE DISTRIBUTOR FOR EXPENSES INCURRED FOR PERSONAL SERVICES AND/OR THE MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE FULL AMOUNT OF DISTRIBUTION FEES ARE PAYABLE TO THE DISTRIBUTOR WHETHER THE ACTUAL EXPENSES ARE IN EXCESS OR LESS THAN SUCH FEES.

     Chase Vista H&Q IPO Fund issues multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Chase Vista H&Q IPO Fund shares may receive a different amount for each class.

     Chase and its affiliates and Chase Vista H&Q IPO Fund and its affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

                             DISTRIBUTIONS AND TAXES

     Chase Vista H&Q IPO Fund can earn income and realize capital gain. Chase Vista H&Q IPO Fund will deduct from these earnings any expenses and then pay to shareholders the distributions.

     Chase Vista H&Q IPO Fund distributes net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

     -    reinvest all of them in additional shares without a sales charge;

     - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

     - take all distributions in cash or as a deposit in a pre-assigned bank account.

     The taxation of dividends will not be affected by the form in which they are received. Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

     If a Chase Vista H&Q IPO Fund Shareholder receives distributions of net capital gain, the tax rate will be based on how long Chase Vista H&Q IPO Fund held a particular asset, not on how long the shareholder owned the shares. If a shareholder buys shares just before a distribution, he or she will pay tax on the entire amount of the taxable distribution received, even though the NAV will be higher on that date because it includes the distribution amount. H&Q IPO Fund expects that its distributions will consist primarily of capital gains.

     Early in each calendar year, Chase Vista H&Q IPO Fund will send shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

     The above is only a general summary of tax implications of investing in Chase Vista H&Q IPO Fund. Shareholders should consult their tax advisers to see how investing in Chase Vista H&Q IPO Fund will affect their own tax situation.

                   COMPARISON OF THE ORGANIZATIONAL STRUCTURE
                  OF H&Q IPO FUND AND CHASE VISTA H&Q IPO FUND

LEGAL STRUCTURE OF THE FUNDS

     The new Chase Vista H&Q IPO Fund has been established as a series of the MFIT business trust, which is organized under the law of the Commonwealth of Massachusetts. H&Q IPO Fund is a series of H&Q Trust, which is a business trust organized under the law of the State of Delaware. As a Massachusetts business trust, MFIT's operations are governed by MFIT's Declaration of Trust and By-Laws (the "MFIT Trust Documents") and applicable Massachusetts law rather than by H&Q IPO Fund's Restated Agreement and Declaration of Trust and By-Laws (the "H&Q Trust Documents") and applicable Delaware law. Certain differences between the two domiciles and forms of organization are summarized below, along with information regarding shareholder provisions in the MFIT Trust Documents. The operations of Chase Vista H&Q IPO Fund will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS OF CHASE VISTA H&Q IPO FUND

     Subject to the provisions of the MFIT Trust Documents, the business of Chase Vista H&Q IPO Fund will be managed by MFIT's trustees, who will serve indefinite terms and will have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees and officers will be substantially the same as those of the trustees and officers of H&Q Trust.

     Information concerning the current trustees and officers of the MFIT Board is set forth under "Information Concerning the MFIT Board" and officers.

CHASE VISTA H&Q IPO FUND SHARES

     MFIT has an unlimited number of authorized shares of beneficial interest, par value $0.001 per share, which may be divided into portfolios or Class and classes thereof. Chase Vista H&Q IPO Fund is one portfolio of MFIT, and may issue multiple classes of shares. Each share of a portfolio or class of MFIT represents an equal proportionate interest in that portfolio or class with each other share of that portfolio or class. The shares of each portfolio or class of MFIT participate equally in the earnings, dividends and assets of the particular portfolio or class. Fractional shares have proportionate rights to full shares. Expenses of MFIT that are not attributable to a specific portfolio or class will be allocated to all the portfolios of MFIT in a manner believed by management of MFIT to be fair and equitable. Generally, shares of each portfolio will be voted separately, for example, to approve an investment advisory agreement and shares of each class of each portfolio will be voted separately, for example, to approve a distribution plan, but shares of all classes vote together, to the extent required by the 1940 Act, including the election or selection of trustees and independent accountants. Shareholders in MFIT are entitled to one vote per share held. SHAREHOLDERS IN H&Q IPO FUND ARE ENTITLED TO ONE VOTE FOR EACH DOLLAR OF NET ASSET VALUE, AND A PROPORTIONAL FRACTIONAL VOTE FOR EACH FRACTIONAL DOLLAR OF NET ASSET VALUE, REPRESENTED BY THE SHARES OWNED. MFIT is not required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of MFIT.

SHAREHOLDER VOTING RIGHTS

     A vacancy in the MFIT Board resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of holders of shares representing two-thirds of the outstanding shares of each portfolio of MFIT at a meeting duly called for the purpose. A meeting of shareholders shall be held upon the written request of the holders of shares representing not less than 10% of the outstanding shares of all MFIT fund entitled to vote on the matters specified in the written request. Upon written request by the holders of shares representing at least $25,000 or 1% of the outstanding shares of MFIT stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trustees will within five business days after receipt of such request either provide a list of shareholders or inform such applicants as to the approximate number of shareholders and the approximate costs of mailing the request to them. If the second option is chosen by the Trustees, then the Trustees are generally obligated, upon written request of the applicants, to mail the requested materials to all shareholders of record (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

     Because H&Q IPO Fund was the only portfolio of the H&Q Trust, the shareholders of H&Q IPO Fund were entitled to elect all of the trustees of H&Q Trust. Because Chase Vista H&Q IPO Fund will be part of a much larger family of portfolios, the ability of its shareholders to elect trustees and to take action with respect to certain other corporate matters will be diluted substantially. Based on the net asset value of the MFIT funds as of [_________ __, 2000] and net asset value of H&Q IPO Fund as of [_________ __, 2000], former H&Q IPO Fund shareholders will represent [__]% of MFIT Shareholders after the Reorganization.

SHAREHOLDERS' RIGHTS OF INSPECTION

     Under Massachusetts's law and the MFIT Trust Documents, any MFIT Shareholder may inspect the trust's records, accounts, and books for any legitimate business purpose. The H&Q Trust Documents provide that H&Q Shareholders may inspect the books and records of H&Q IPO Fund to the same extent that a shareholder in a Delaware corporation can inspect such corporation's books and records. Delaware corporate law permits inspections of a corporation's stock ledger, list of stockholders and other books and records upon written demand and during usual hours for business by any shareholder for any purpose reasonably related to such shareholder's interest as a shareholder. Inspections may include the corporation's stock ledger, a list of its stockholders and its other books and records.

SHAREHOLDER LIABILITY

     Under Delaware law, H&Q Shareholders are not personally liable for the obligations of H&Q IPO Fund. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under Delaware law. The securities regulators of some states, however, have indicated that they may decline to apply Delaware law on this point, and it is conceivable that, notwithstanding current laws, courts in other states may decline to apply Delaware law on this point. As a result, to the extent that H&Q IPO Fund or a shareholder will be subject to the jurisdiction of courts in those states, there is a risk that those courts might not apply Delaware law and could thereby subject H&Q Shareholders to liability.

     Under Massachusetts law, there is a remote possibility, under certain circumstances, that MFIT Shareholders may be held personally liable as partners for the obligations of MFIT. Unlike Delaware, Massachusetts has no statutory provision expressly disclaiming shareholder liability. However, it is generally believed that a Massachusetts court would limit the liability of shareholders in a Massachusetts trust to their investment. In addition, the MFIT Trust Documents disclaim shareholder liability for acts or obligations of MFIT and provide for indemnification and reimbursement of expenses out of MFIT property for any shareholder held personally liable for the obligations of MFIT. The MFIT Trust Documents also provide that MFIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MFIT, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and MFIT itself was unable to meet its obligations.

LIABILITY OF TRUSTEES

     Under the H&Q Trust Documents, so long as any trustee, officer, employee or agent of the H&Q Trust has acted in good faith and in the reasonable belief that such person's actions are in the best interests of the H&Q Trust, such person will be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Under the Declaration of Trust, trustees, officers, employees and agents of the H&Q Trust will generally be indemnified against liability and against the expenses of litigation incurred by them unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the H&Q Trust. H&Q Trust may also advance money for these expenses.

     Under the MFIT Trust Documents, the Trustees of MFIT are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the MFIT Trust Documents, a Trustee or officer of MFIT will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person being or having been a Trustee or officer and against amounts paid or incurred by such person in the settlement thereof.

     The foregoing is only a summary of certain differences between and among H&Q Trust and MFIT Trust's organizational and governing documents and Massachusetts and Delaware business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and Bylaws of H&Q Trust and MFIT are, or will be, available without charge upon written request to either H&Q Trust or MFIT.

                 INFORMATION RELATING TO THE ADVISORY AGREEMENTS

GENERAL INFORMATION

     H&Q IPO Fund is currently managed by H&Q Management pursuant to the H&Q Advisory Agreement dated as of December 8, 1999. H&Q Management has delegated most of its responsibilities in respect of H&Q IPO Fund to Symphony pursuant to the H&Q Sub-Advisory Agreement dated as of December 8, 1999 between Symphony and H&Q Management. As a result, Symphony is responsible for most of the day-to-day management functions for H&Q IPO Fund.

     As discussed above, although Symphony will be responsible for the day-to-day management of Chase Vista H&Q IPO Fund after the Reorganization, it is proposed that CFAM serve as investment adviser to Chase Vista H&Q IPO Fund pursuant to the CFAM Advisory Agreement between CFAM and MFIT, on behalf of Chase Vista H&Q IPO Fund. In addition, it is proposed that CFAM and Symphony enter into the Symphony Sub-Advisory Agreement pursuant to which Symphony will act as investment sub-adviser to CFAM with regard to Chase Vista H&Q IPO Fund.

DESCRIPTION OF CFAM

     CFAM is a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company ("CMC"). CFAM is located at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036.

DESCRIPTION OF THE CFAM ADVISORY AGREEMENT

     Under the CFAM Advisory Agreement, CFAM is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of Chase Vista H&Q IPO Fund. CFAM's responsibilities under the CFAM Advisory Agreement include supervising H&Q IPO Fund's investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing H&Q IPO Fund's investments and complying with regulatory reporting requirements. CFAM delegates certain of these responsibilities with respect to Chase Vista H&Q IPO Fund to Symphony. Under the CFAM Advisory Agreement, CFAM is obligated to furnish employees, office space and facilities required for operation of Chase Vista H&Q IPO Fund. [The CFAM Advisory Agreement is substantially similar to the H&Q Advisory Agreement.]

     EXPENSES AND ADVISORY FEES. The CFAM Advisory Agreement provides that Chase Vista H&Q IPO Fund will pay CFAM a monthly advisory fee based upon the net assets of the Fund, at the annual rate of 0.65% of net assets of Chase Vista H&Q IPO Fund. CFAM may waive fees from time to time to assist the Fund in maintaining competitive yields. The H&Q Advisory Agreement requires H&Q to waive fees and reimburse expenses through December 31, 2000 so as to maintain expense ratios of 1.60% for Class A and Common Class shares and 2.30% for Class B shares.

     Also, [pursuant to the CFAM Advisory Agreement,] Chase has agreed to waive certain fees to ensure that the actual (post-waiver) total expense ratio for Chase Vista H&Q IPO Fund does not exceed 1.35% for holders of Class A Shares and 2.05% for holders of Class B Shares for at least one year after the Reorganization. However, if the total asset level for Chase Vista H&Q IPO Fund is reduced below $150 million during that one-year period, Chase's agreement to waive such fees will only apply to ensure that such expense ratios do not exceed 1.60% for holders of Common Class and Class A shares and 2.30% for holders of Class B shares for the remainder such period.

     Under the CFAM Advisory Agreement, except as indicated above, Chase Vista H&Q IPO Fund is responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with Chase or any of their affiliates); fees payable to the SEC, state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

     SUBCONTRACTING. CFAM is authorized by the CFAM Advisory Agreement to employ or associate with such other persons or entities as it believes to be appropriate to assist it in the performance of its duties. Any such person is required to be compensated by CFAM, not by MFIT or Chase Vista H&Q IPO Fund, and to be approved by the shareholders of the Fund as required by the 1940 Act.

     LIMITATION ON LIABILITY. The CFAM Advisory Agreement provides that Chase will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by MFIT or Chase Vista H&Q IPO Fund in connection with the performance of the CFAM Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the CFAM Advisory Agreement. CFAM would be as fully responsible to MFIT or Chase Vista H&Q IPO Fund for the acts of any sub-adviser as it is for its own acts.

     DURATION AND TERMINATION. The CFAM Advisory Agreement will remain in effect for two years and will thereafter continue in effect from year to year with respect to Chase Vista H&Q IPO Fund only so long as such continuation is approved at least annually by (i) the MFIT Board or the "Majority Vote" of the outstanding voting securities of Chase Vista H&Q IPO Fund and (ii) a majority of those Trustees who are neither parties to the CFAM Advisory Agreement nor "interested persons", as such terms are defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. The CFAM Advisory Agreement will terminate automatically in the event of its "assignment", as defined in the 1940 Act. In addition, the CFAM Advisory Agreement is terminable at any time as to Chase Vista H&Q IPO Fund without penalty by the MFIT Board or by a majority vote of the Fund's outstanding voting securities upon 60 days' written notice to CFAM, and by CFAM on 60 days' written notice to MFIT.

DESCRIPTION OF THE SYMPHONY SUB-ADVISORY AGREEMENT

     The terms of the Symphony Sub-Advisory Agreement are not materially different from the H&Q Sub-Advisory Agreement, except that CFAM has replaced H&Q Management as a party and the Fund with respect to which advice will be given is Chase Vista H&Q IPO Fund instead of H&Q IPO Fund.

     The proposed arrangement between CFAM and Symphony under the Symphony Sub-Advisory Agreement provides that CFAM will delegate to Symphony portfolio management duties relating to transactions in the securities held by Chase Vista H&Q IPO Fund. With respect to the day-to-day management of Chase Vista H&Q IPO Fund under the Symphony Sub-Advisory Agreement, Symphony would make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales.

     CFAM and Symphony would bear all expenses in connection with the performance of their respective services under the New Advisory Agreements.

     DURATION AND TERMINATION
     Unless sooner terminated, the Symphony Agreement will remain in effect for two years and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the MFIT Board, or by the vote of a "majority of the outstanding voting securities" of Chase Vista H&Q IPO Fund under the Symphony Sub-Advisory Agreement, as such term is defined under the 1940 Act and, in either case, by a majority of the Trustees who are not interested persons of Chase Vista H&Q IPO Fund, CFAM or Symphony, by vote cast in person at a meeting called for such purposes. The Symphony Sub-Advisory Agreement is terminable at any time, without penalty, by vote of the MFIT Board, by CFAM, by the vote of "a majority of the outstanding voting securities" of Chase Vista H&Q IPO Fund under the Symphony Sub-Advisory Agreement, or by Symphony, upon 60 days' written notice. The Symphony Sub-Advisory Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

     SYMPHONY FEE
     As compensation for its services, Symphony will receive a fee from CFAM at the annual rate of 0.375% of Chase Vista H&Q IPO Fund's average net assets. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the applicable percentage rate and multiplying this product by the value of the net assets of Chase Vista H&Q IPO Fund at the close of business on the previous business day of MFIT. The H&Q Sub-Advisory Agreement provides that Symphony will waive fees pro rata with any fee waivers granted by H&Q under the H&Q Advisory Agreement; provided that Symphony's sub-advisory fee shall not be less than an annual rate of 0.20%. [The Symphony Sub-Advisory Agreement with Chase Vista H&Q IPO Fund contains a similar pro rata fee waiver provision.]

     THIS FEE WILL BE PAID BY CFAM OUT OF THE ADVISORY FEE IT WILL RECEIVE FROM MFIT FOR CHASE VISTA H&Q IPO FUND AND WILL NOT BE AN ADDITIONAL CHARGE TO THE FUND.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     CFAM, as the investment adviser, has responsibilities with respect to Chase Vista H&Q IPO Fund's portfolio transactions and brokerage arrangements pursuant to the Fund's policies, subject to the overall authority of the MFIT Board. In addition, the Symphony Sub-Advisory Agreement will provide that Symphony's responsibilities with respect to portfolio transactions and brokerage arrangements will be equivalent to those of CFAM under the CFAM Advisory Agreement. Accordingly, the description below of CFAM's responsibilities under the CFAM Advisory Agreement would also apply to Symphony's responsibilities under the Symphony Sub-Advisory Agreement.

     Under the CFAM Advisory Agreement, CFAM, subject to the general supervision of the MFIT Board, is responsible for the placement of orders for the purchase and sale of portfolio securities for Chase Vista H&Q IPO Fund with brokers and dealers selected by CFAM, which may include brokers or dealers affiliated with CFAM to the extent permitted by the 1940 Act and MFIT's policies and procedures applicable to the Fund. CFAM shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to Chase Vista H&Q IPO Fund. In assessing the best overall terms available for any transaction, CFAM shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to CFAM, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall CFAM be under any duty to obtain the lowest commission or the best net price for Chase Vista H&Q IPO Fund on any particular transaction, nor shall CFAM be under any duty to execute any order in a fashion either preferential to Chase Vista H&Q IPO Fund relative to other accounts managed by CFAM or otherwise materially adverse to such other accounts.

     In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to CFAM, Chase Vista H&Q IPO Fund and/or the other accounts over which CFAM exercises investment discretion. CFAM is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for Chase Vista H&Q IPO Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if CFAM determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of CFAM with respect to accounts over which it exercises investment discretion. CFAM shall report to the MFIT Board regarding overall commissions paid by Chase Vista H&Q IPO Fund and their reasonableness in relation to the benefits to Chase Vista H&Q IPO Fund.

     In executing portfolio transactions for Chase Vista H&Q IPO Fund, CFAM may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other funds or its other clients if, in CFAM's reasonable judgment, such aggregation (i) will result in an overall economic benefit to Chase Vista H&Q IPO Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in MFIT's registration statement, this Combined Prospectus/Proxy Statement and the Statement of Additional Information. In such event, CFAM will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to Chase Vista H&Q IPO Fund and such other clients.

     It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which CFAM exercises investment discretion. Conversely, MFIT or any of its portfolios, including Chase Vista H&Q IPO Fund, may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

INFORMATION RELATING TO THE MFIT BOARD AND OFFICERS

OVERSIGHT BY MFIT BOARD

     As part of the Reorganization, H&Q Shareholders will become shareholders in a new fund that is managed by the MFIT Board and not the Trustees of H&Q Trust. The members of the MFIT Board are different from the Trustees of the H&Q Trust. Following the Reorganization and the dissolution of the H&Q Trust, the H&Q Trust will cease to operate.

GENERAL INFORMATION

     Set forth below are the current members of the MFIT Board.

NAME                                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                  ------------------------------------------
Fergus Reid, III                      Chairman of MFIT. Chairman and Chief Executive Officer, Lumelite
                                      Corporation, since September 1985; Trustee, Morgan Stanley Funds. Trustee,
                                      H&Q Trust since [______] 2000. Age: 67, Address: 202 June Road, Stamford, CT
                                      06903.

*H. Richard Vartabedian               Trustee and President of MFIT. Investment Management Consultant,
                                      formerly, Senior Investment Officer, Division Executive of the
                                      Investment Management Division of The Chase Manhattan Bank, N.A., 1980
                                      through 1991. Age: 64. Address: P.O. Box 296, Beach Road, Hendrick's
                                      Head, Southport, ME 04576.

William J. Armstrong                  Trustee. Retired; formerly Vice President and Treasurer,
                                      Ingersoll-Rand Company. Age: 58. Address: 49 Aspen Way, Upper Saddle
                                      River, NJ 07458.

John R.H. Blum                        Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture --
                                      State of Connecticut, 1992-1995. Age: 70. Address: 322 Main Street,
                                      Lakeville, CT 06039.

Roland R. Eppley, Jr.                 Trustee. Retired; formerly President and Chief Executive Officer,
                                      Eastern States Bankcard Association Inc., (1971-1988); Director, Jenel
                                      Hydraulics, Inc.; Director of The Hanover Funds, Inc. Age: 67.
                                      Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.

Stuart W. Cragin, Jr.                 Trustee. Retired; formerly President, Fairfield Testing Laboratory,
                                      Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper
                                      & Plastics Corp., and Conover Industries. Age: 66 Address: 108 Valley
                                      Road, Cos Cob, CT 06807

Joseph J. Harkins                     Trustee. Retired; formerly Commercial Sector Executive and Executive
                                      Vice President of The Chase Manhattan Bank, N.A. from 1985 through
                                      1989. He has been employed by Chase in numerous capacities and officers since 1954. Director of Blessings Corporation, Jefferson
                                      Insurance Company of New York, Monticello Insurance Company and
                                      National. Age: 68. Address: 257 Plantation Circle South, Ponte Vedra
                                      Beach, FL 32082.

*Sarah E. Jones                       Trustee. President and Chief Operating Officer of Chase Mutual Funds
                                      Corp.; formerly Managing Director for the Global Asset Management and
                                      Private Banking Division of The Chase


                                      -42-

NAME                                  PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                                  ------------------------------------------
                                      Manhattan Bank. President, H&Q Trust since [______]. Age: 47. Address:
                                      Chase Mutual Funds Corp., 1211 Avenue of the Americas, 41st Floor, New
                                      York, New York 10081.

W.D. MacCallan                        Trustee. Director of The Adams Express Co. and Petroleum & Resources
                                      Corp. Retired; formerly Chairman of the Board and Chief Executive
                                      Officer of The Adams Express Co. and Petroleum & Resources Corp.;
                                      Director of The Hanover Funds, Inc. and The Hanover Investment Funds,
                                      Inc. Age: 72. Address: 624 East 45th Street, Savannah, GA 31405.

George E. McDavid                     Trustee. President, Houston Chronicle Publishing Company. Age: 69.
                                      Address: P.O. Box 2558, Houston, TX 77252.

W. Perry Neff                         Trustee. Retired; Independent Financial Consultant; Director of North
                                      America Life Assurance Co., Petroleum & Resources Corp. and The Adams
                                      Express Co.; Director and Chairman of The Hanover Funds, Inc.;
                                      Director, Chairman and President of The Hanover Investment Funds, Inc.
                                      Age: 72. Address: RR 1 Box 102, Weston, VT 05181.

*Leonard M. Spalding, Jr.             Trustee. Chief Executive Officer of Chase Mutual Funds Corp.; formerly
                                      President and Chief Executive Officer of Vista Capital Management;
                                      Chief Investment Executive of The Chase Manhattan Bank. Age: 64.
                                      Address: Chase Mutual Funds Corp., One Chase Manhattan Plaza, Third
                                      Floor, New York, New York 10081.

Richard E. Ten Haken                  Trustee. Chairman of the Audit Committee. Formerly District
                                      Superintendent of Schools, Monroe No. 2 and Orleans Counties, New
                                      York; Chairman of the Board and President, New York State Teachers'
                                      Retirement System. Age: 65. Address: 4 Barnfield Road, Pittsford, NY
                                      14534.

Irving L. Thode                       Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data
                                      Corp., including President of its Latin American Operations, and
                                      General Manager of its Data Services business. Age: 69. Address: 80
                                      Perkins Road, Greenwich, CT 06830.

----------

NAME                                  PRINCIPAL OCCUPATION AND OTHER INFORMATION

* Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of MFIT's investment advisers or principal underwriter, but may be deemed an interested person of MFIT solely by reason of being an officer of MFIT.

     Set forth below as to each other executive officer of MFIT is his or her name, age, principal occupation during the past five years and other directorships held in public companies.


NAME AND POSITION                  AGE    PRINCIPAL OCCUPATION AND OTHER INFORMATION
-----------------                  ---    ------------------------------------------
Martin R. Dean                     37     Treasurer and Assistant Secretary. Associate Director,
                                          Accounting Services, BISYS Fund Services; formerly Senior
                                          Manager, KPMG Peat Marwick (1987-1994). Address: 3435
                                          Stelzer Road, Columbus, OH 43219.

Lisa Hurley                        45     Secretary. Senior Vice President and General Counsel, BISYS
                                          Fund Services; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar
                                          Investments Management. Address: 90 Park Avenue, New York,
                                          NY 10016

Vicky M. Hayes                     37     Assistant Secretary. Vice President and Global Marketing
                                          Manager, Vista Fund Distributors, Inc.; formerly Assistant
                                          Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10081.

Alaina Metz                        33     Assistant Secretary. Chief Administrative Officer, BISYS
                                          Fund Services; formerly Supervisor, Blue Sky Department,
                                          Alliance Capital Management L.P. Address: 3435 Stelzer Road,
                                          Columbus, OH 43219.

     The Trustees and officers of MFIT appearing in the tables above also serve in the same capacities with respect to Mutual Fund Group, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.

TRANSACTIONS WITH AND REMUNERATION OF TRUSTEES AND OFFICERS

         No compensation, direct or otherwise, other than through fees paid to CFAM, is payable by MFIT to any of its officers or Trustees who are affiliated with CFAM (or any of its affiliates).

         CFAM, Symphony and their respective affiliates have had, and expect in the future to have, banking and other business transactions in the ordinary course of business with corporations of which those Trustees who are not "interested persons" of CFAM or Symphony are directors or officers. Any such transactions are made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, where applicable, interest rates, collateral, fees and other charges, and do not involve more than the normal risk of collectibility (in the case of loans) or present other unfavorable features.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

         This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the H&Q Trustees for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. H&Q IPO Fund's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition H&Q IPO Fund may retain the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of H&Q IPO Fund to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any H&Q Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to H&Q IPO Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

         Only H&Q Shareholders of record at the close of business on [__________ __], 2000 (the "Record Date") will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted [___________] H&Q Shares, as follows:

CLASS OF H&Q IPO FUND                       NUMBER OF SHARES

Common Class Shares                         [_________]

Class A Shares                              [_________]

Class B Shares                              [_________]

         The presence in person or by proxy of H&Q Shareholders that own one-third of the aggregate outstanding H&Q Voting Units will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the Reorganization are not received by the time scheduled for the Meeting, or the H&Q Shareholders determine to adjourn the Meeting for any other reason, the H&Q Shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of

H&Q Shareholders holding a majority of the H&Q Shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those H&Q Shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient H&Q Shares to reduce the number present to less than a quorum. It will not be necessary to obtain a quorum for each class of shares to conduct business or vote on an adjournment; however, a quorum of each class will be necessary to vote on the Reorganization.

PROXIES

         All H&Q Shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If an H&Q Shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If an H&Q Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR the Reorganization described in this Combined Prospectus/Proxy Statement. H&Q Shareholders voting to ABSTAIN on the proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on a proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the proposal.

         A proxy granted by any H&Q Shareholder may be revoked by such H&Q Shareholder at any time prior to its use by written notice to H&Q Trust, by submission of a later dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

         Chase, and not H&Q IPO Fund or Chase Vista H&Q IPO Fund, will bear the cost of solicitation of proxies, including the cost of printing, preparing, assembling and mailing the Notice of Meeting, Combined Prospectus/Proxy Statement and form of proxy.

SHAREHOLDER APPROVALS

         Approval of the Reorganization Plan requires the affirmative vote of H&Q Shareholders holding a majority of each class of the H&Q Shares. If the Reorganization is not approved by H&Q Shareholders of each class of H&Q Shares, the H&Q Trustees will consider other appropriate courses of action, the Reorganization will not be implemented and the H&Q Trustees will determine what action H&Q IPO Fund will take.

INTERESTED PARTIES

         On the Record Date, the trustees and officers of H&Q Trust as a group owned less than 1% of the outstanding shares of H&Q IPO Fund.

         On the Record Date, the name, address and percentage ownership of the persons known to the H&Q IPO Fund who owned beneficially more than 5% of any class of shares of H&Q IPO Fund and the percentage of any class of Chase Vista H&Q IPO Fund Shares that would be owned by such persons upon consummation of the Reorganization based upon their holdings on the Record Date are as follows:

                                                                                                 PERCENTAGE OF SHARE
                                                                                                CLASS OF CHASE VISTA
                                                                               PERCENTAGE OF     H&Q IPO FUND TO BE
H&Q IPO FUND SHARE                                         NUMBER OF SHARES     SHARE CLASS        OWNED FOLLOWING
       CLASS             SHAREHOLDER NAME AND ADDRESS            OWNED             OWNED           REORGANIZATION
-------------------      ----------------------------      ----------------    -------------    --------------------
  Common Class                                                                                       [ .  ] % of
     Shares                 [                    ]            [           ]      [           ]      Class A Shares
                             --------------------              -----------        -----------


  Common Class                                                                                       [ .  ] % of
     Shares                 [                    ]            [           ]      [           ]      Class A Shares
                             --------------------              -----------        -----------

                                                                                                     [ .  ] % of
Class A Shares              [                    ]            [           ]      [           ]      Class A Shares
                             --------------------              -----------        -----------

                                                                                                     [ .  ] % of
Class B Shares              [                    ]            [           ]      [           ]      Class B Shares
                             --------------------              -----------        -----------

                                                                                                     [ .  ] % of
Class B Shares              [                    ]            [           ]      [           ]      Class B Shares
                             --------------------              -----------        -----------


                        ADDITIONAL INFORMATION ABOUT MFIT

         Information about Chase Vista H&Q IPO Fund is included in a preliminary prospectus that is incorporated by reference herein. Additional information about MFIT, Chase Vista H&Q IPO Fund and the Reorganization is included in the preliminary Statement of Additional Information dated [_______ __, ____] and the Statement of Additional Information related to this Combined Prospectus/Proxy Statement, each of which has been filed with the SEC and is incorporated herein by reference. Copies of each Statement of Additional Information may be obtained without charge by calling 1-800-5-CHASE-0 or 1-415-439-3000. MFIT is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov.

                    ADDITIONAL INFORMATION ABOUT H&Q IPO FUND

         Information about H&Q IPO Fund is included in the H&Q Prospectuses dated September 15, 1999, as supplemented [_______ __], 2000, that is incorporated by reference herein. Additional information about H&Q IPO Fund is included in its Statement of Additional Information dated June 26, 2000, and the Statement of Additional Information dated [_______ __], 2001 related to the Combined Prospectus/Proxy Statement, which have been filed with the SEC and which are incorporated herein by reference. Copies of each Statement of Additional Information may be obtained without charge by calling 1-800-5-CHASE-0 or 1-415-439-3000. H&Q Trust is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov. After the consummation of the Reorganization, H&Q Trust will be de-registered under the 1940 Act and will no longer be required to file reports with the SEC.

                        FINANCIAL STATEMENTS AND EXPERTS

         The audited financial statements and notes thereto and financial highlights of H&Q IPO Fund for the fiscal year ended September 30, 2000, are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and financial highlights for H&Q IPO Fund for the fiscal year ended September 30, 2000 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on their authority as experts in auditing and accounting.

         Chase Vista H&Q IPO Fund was recently formed and has no assets. Therefore, as of [_________ __], 2000, Chase Vista H&Q IPO Fund has not prepared financial statements.

                                 OTHER BUSINESS

         The H&Q Trustees know of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the Trustees that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

LITIGATION

         Neither H&Q IPO Fund nor MFIT is involved in any litigation which would have any material adverse effect upon either H&Q IPO Fund or Chase Vista H&Q IPO Fund.

SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to H&Q IPO Fund in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning (415) 439-3000.

                                      * * *

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND

RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") made this __th day of _________, 2000 by Hambrecht & Quist Fund Trust (the "Transferor Trust"), a Delaware business trust, on behalf of the H&Q IPO & Emerging Company Fund (the "Transferor Portfolio") and Mutual Fund Investment Trust (the "Acquiring Trust"), a Massachusetts business trust, on behalf of the Chase Vista H&Q IPO & Emerging Company Fund (the "Acquiring Portfolio").

         WHEREAS, the Trustees of the Transferor Trust have determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio, as well as the best interests of shareholders of the Transferor Portfolio, and that the interests of existing shareholders would not be diluted as a result of this transaction;

         WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the acquisition of all of the assets and liabilities of the Transferor Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio, as well as the best interests of shareholders of the Acquiring Trust, and that the interests of existing shareholders would not be diluted as a result of this transaction;

         WHEREAS, the Transferor Trust and the Acquiring Trust intend to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest, par value $.01 per share, of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all pursuant to the provisions of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the Transferor Trust, on behalf of the Transferor Portfolio, and the Acquiring Trust, on behalf of the Acquiring Portfolio, hereto agree as follows:

         1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE TRANSFEROR PORTFOLIO

                  (a) PLAN OF REORGANIZATION.

                     (i) The Transferor Trust, on behalf of the Transferor Portfolio, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Acquiring Trust, on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional shares of beneficial interest of the Acquiring Portfolio, with respect to the Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined in Section 1(c) hereof. The Acquiring Portfolio Shares issued and delivered to the Transferor Portfolio shall be of various share classes, with the amounts of shares of each class to be determined by the parties. Any shares of capital stock (if any), par value $.001 per share, of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Transferor Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolio and the Acquiring Portfolio shall be performed by PFPC Trust Company, Inc. (the "Custodian"), as custodian and pricing agent for the Transferor Portfolio and the Acquiring Portfolio. The determination of said Custodian shall be conclusive and binding on all parties in interest.

                     (ii) As of the Effective Time of the Reorganization, the Transferor Portfolio will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio Shares which are distributed to each Transferor Portfolio shareholder shall be of the same share class as the Transferor Portfolio Shares owned by such Transferor Portfolio shareholder; PROVIDED that the Common Class shareholders in the Transferor Portfolio shall receive Class A shares in the Acquiring Portfolio. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

                     (iii) As soon as practicable after the Effective Time of the Reorganization, the Transferor Trust shall take all the necessary steps under Delaware law, the Transferor Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Transferor Portfolio and the Transferor Trust.

                  (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.

                     (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall be effective as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on ________, 2000, and shall be implemented at the

              Effective Time of the Reorganization or on such later date as may be agreed upon by the parties (the "Exchange Date").

                     (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

                     (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                     (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by the Custodian to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

                  (c) VALUATION.

                     (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by the Custodian in the manner set forth in the Acquiring Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Transferor Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

                     (ii) The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets by the net asset value per share of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

                     (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

              2.     REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING PORTFOLIO

The Acquiring Trust, on behalf of the Acquiring Portfolio, represents and warrants as follows:

                     (d) ORGANIZATION, EXISTENCE, ETC. The Acquiring Trust is a
              business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. The Acquiring Portfolio and the Acquiring Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

                     (e) REGISTRATION AS INVESTMENT COMPANY. The Acquiring Trust
              is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

                     (f) CURRENT OFFERING DOCUMENTS. The current preliminary
              prospectus and statement of additional information of the Acquiring Trust with respect to the Acquiring Portfolio, each dated [_________, 2000], as amended, included in the Acquiring Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                     (g) CAPITALIZATION. The Acquiring Trust has an unlimited
              number of authorized shares of beneficial interest, par value $.001 per share, of which as of [________], 2000 there were outstanding ________ Class A shares and _________ Class B shares of the Acquiring Portfolio, and no shares of such Acquiring Portfolio were held in the treasury of the Acquiring Trust. All of the outstanding shares of the Acquiring Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Acquiring Trust portfolio). All such shares will, at the Exchange Date, be held by the shareholders of record of the Acquiring Portfolio as set forth on the books and records of the Acquiring Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Transferor Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquiring Portfolio shares, and the Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio shares (other than as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Acquiring Portfolio (except pursuant to any existing conversion and exchange privileges described in the current prospectus and statement of additional information of the Acquiring Trust). All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

                     (h) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring
              Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Portfolio's prospectus and recognizing that under Massachusetts law, shareholders of a Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

                     (i) AUTHORITY RELATIVE TO THIS PLAN. The Acquiring Trust,
              on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Acquiring Trust's Board of Trustees and no other proceedings by the Acquiring Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Acquiring Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

                     (j) LIABILITIES. There are no liabilities of the Acquiring
              Portfolio, whether actual or contingent and whether or not determined or determinable.

                     (k) LITIGATION. There are no claims, actions, suits or
              proceedings pending or, to the knowledge of the Acquiring Trust, threatened which would materially adversely affect the Acquiring Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, [there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Trust or the Acquiring Portfolio] and, to the knowledge of the Acquiring Trust, there are no regulatory investigations of the Acquiring Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

                     (l) CONTRACTS. No default exists under any material
              contract or other commitment to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is subject.

                     (m) NO APPROVALS REQUIRED. Except for the Registration
              Statement (as defined in Section 4(a) hereof), an amendment to the Registration Statement of the Acquiring Trust on Form N-1A, certain "blue sky" securities law filings and the approval of the Transferor Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Trust of the Reorganization, except such as have been obtained as of the date hereof.

              3.     REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR PORTFOLIO

The Transferor Trust, on behalf of the Transferor Portfolio, represents and warrants as follows:

                     (n) ORGANIZATION, EXISTENCE, ETC. The Transferor Trust is a
              business trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted. The Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of the State of Delaware. The Transferor Portfolio and the Transferor Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

                     (o) REGISTRATION AS INVESTMENT COMPANY. The Transferor
              Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

                     (p) CURRENT OFFERING DOCUMENTS. The current prospectuses
              and statement of additional information of the Transferor Portfolio, dated September 15, 1999 and June 26, 2000, respectively, included in the Transferor Trust's registration statement on Form N-1A filed with the Commission, as supplemented on [_______ __, 200_], comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                     (q) CAPITALIZATION. The Transferor Trust has an unlimited
              number of authorized shares of beneficial interest, par value $.001 per share, of which as of [__________], 2000 there were outstanding [_____________] common class shares, [_____________]
              Class A shares and [_____________] Class B shares of the Transferor Portfolio, and no shares of such Transferor Portfolio were held in the treasury of the Transferor Trust. All of the outstanding shares of the Transferor Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Transferor Trust's prospectus). Because the Transferor Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Transferor Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolio (except pursuant to any existing conversion and exchange privileges described in the current prospectus and statement of additional information of the

              Transferor Portfolio). All of the Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

                     (r) FINANCIAL STATEMENTS. The financial statements for the
              Transferor Trust with respect to the Transferor Portfolio for the fiscal year ended September 30, 2000, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Transferor Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

                     (s) AUTHORITY RELATIVE TO THIS PLAN. The Transferor Trust,
              on behalf of the Transferor Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Transferor Trust's Board of Trustees and no other proceedings by the Transferor Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Transferor Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

                     (t) LIABILITIES. There are no liabilities of the Transferor
              Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Transferor Trust's financial statements with respect to the Transferor Portfolio and liabilities incurred in the ordinary course of business subsequent to September 30, 2000 or otherwise previously disclosed to the Transferor Trust with respect to the Transferor Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolio.

                     (u) NO MATERIAL ADVERSE CHANGE. Since September 30, 2000,
              there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

                     (v) LITIGATION. There are no claims, actions, suits or
              proceedings pending or, to the knowledge of the Transferor Trust, threatened which would materially adversely affect the Transferor Trust or the Transferor Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, [there are no facts which would form the basis for the institution of administrative proceedings against the Transferor Trust or the Transferor Portfolio] and, to the knowledge of the Transferor Trust, there are no regulatory investigations of the Transferor Trust or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

                     (w) CONTRACTS. The Transferor Trust, on behalf of the
              Transferor Portfolio, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolio without liability to the Transferor Trust or the Transferor Portfolio as of or prior to the Effective Time of the Reorganization.

                     (x) TAXES. The federal income tax returns of the Transferor
              Trust with respect to the Transferor Portfolio, and all other income tax returns required to be filed by the Transferor Trust with respect to each Transferor Portfolio, have been filed for all taxable years to and including September 30, [2000], and all taxes payable pursuant to such returns have been paid. To the knowledge of the Transferor Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Transferor Trust with respect to the Transferor Portfolio have been paid so far as due.

                     (y) NO APPROVALS REQUIRED. Except for the Registration
              Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Transferor Trust of the Reorganization, except such as have been obtained as of the date hereof.

              4.     COVENANTS OF THE ACQUIRING PORTFOLIO

The Acquiring Trust, on behalf of the Acquiring Portfolio, covenants to the following:

                     (z) REGISTRATION STATEMENT. On behalf of the Acquiring
              Portfolio, the Acquiring Trust shall file or has filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolio relating to the meeting of the Transferor Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                     (aa) COOPERATION IN EFFECTING REORGANIZATION. The Acquiring Portfolio agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Portfolio shall furnish such data and information relating to the Acquiring Portfolio as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolio's shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

                     (bb) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, of the Acquiring Portfolio shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

              5.     COVENANTS OF THE TRANSFEROR PORTFOLIO

The Transferor Trust, on behalf of the Transferor Portfolio, covenants to the following:

                     (cc) MEETING OF THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Trust shall call and hold a meeting of the shareholders of the Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

                     (dd) REGISTRATION STATEMENT. In connection with the preparation of the Registration Statement, the Transferor Portfolio will cooperate with the Acquiring Portfolio and will furnish to the Acquiring Trust the information relating to the Transferor Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and
              (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio's shareholders' meeting referred to in
              Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Acquiring Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolio for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this Section 5(c).

                     (ee) COOPERATION IN EFFECTING REORGANIZATION. The Transferor Portfolio agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

                     (ff) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Transferor Portfolio shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

                     (gg) STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Transferor Trust on behalf of the Transferor Portfolio, shall prepare a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of
              Section 381 of the Code.

              6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR
PORTFOLIO

              The obligations of the Transferor Trust, on behalf of the Transferor Portfolio, with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

                     (hh) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

                     (ii) COVENANTS, WARRANTIES AND REPRESENTATIONS. The
              Acquiring Portfolio shall have complied with each of its covenants contained herein and each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein).

                     (jj) REGULATORY APPROVAL. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

                     (kk) TAX OPINION. The Acquiring Trust shall have received the opinion of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Acquiring Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to the Transferor Portfolio and the Acquiring Portfolio, and to shareholders of each Transferor Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of each if the Transferor Trust and the Acquiring Trust will have verified as of the Effective Time of the Reorganization. [The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:
              (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to the Transferor Portfolio and the Acquiring Portfolio; (ii) no gain or loss will be recognized by any of the Transferor Portfolio or the Acquiring Portfolio upon the transfer of all the assets and liabilities, if any, of the Transferor Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of the shares of the Transferor Portfolio solely in exchange for all of the shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of the Transferor Portfolio upon the exchange of shares of such Transferor Portfolio solely for shares of the Acquiring Portfolio;
              (iv) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolio were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (v) the holding period and tax basis of the assets of the Transferor Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Transferor Portfolio immediately prior to the Reorganization.]

              7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
PORTFOLIO

The obligations of the Acquiring Trust, on behalf of the Acquiring Portfolio, with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

                     (ll) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS.
              The Transferor Shareholder Approval shall have been obtained.

                     (mm) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Transferor Portfolio shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), [and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio since September 30, 2000.]

                     (nn) REGULATORY APPROVAL. The Regulatory Approvals shall have been obtained.

                     (oo) DISTRIBUTION OF INCOME AND GAINS. The Transferor Trust, on behalf of the Transferor Portfolio, shall have distributed to the shareholders of the Transferor Portfolio all of the Transferor Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in
              Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

                     (pp) TAX OPINION. The Transferor Trust shall have received the Tax Opinion addressed to and in form and substance satisfactory to the Transferor Trust,.

              8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

                     (qq) AMENDMENTS. The parties hereto may, by agreement in writing authorized by the Board of Trustees of each of the Acquiring Trust and the Transferor Trust amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

                     (rr) WAIVERS. At any time prior to the Effective Time of the Reorganization, either the Transferor Portfolio or the Acquiring Portfolio may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

                     (ss) TERMINATION BY THE TRANSFEROR PORTFOLIO. The
              Transferor Trust, on behalf of the Transferor Portfolio, may terminate this Plan with respect to the Transferor Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Portfolio, the Acquiring Trust and The Chase Manhattan Bank if (i) a material condition to the performance of the Transferor Portfolio hereunder or a material covenant of the Acquiring Portfolio contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiring Portfolio.

                     (tt) TERMINATION BY THE ACQUIRING PORTFOLIO. The Acquiring
              Trust, on behalf of the Acquiring Portfolio, may terminate this Plan with respect to the Acquiring Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Transferor Portfolio, the Transferor Trust and The Chase Manhattan Bank if (i) a material condition to the performance of the Acquiring Portfolio hereunder or a material covenant of the Transferor Portfolio contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Transferor Portfolio.

                     (uu) TERMINATION BY EITHER TRUST. This Plan may be terminated by either the Acquiring Trust or the Transferor Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or The Chase Manhattan Bank on notice to the other parties in the event that the Board of Trustees of such party determines that proceeding with this Plan is not in the best interests of the shareholders of (x) in the case of the Transferor Trust, the Transferor Portfolio or (y) in the case of the Acquiring Trust, the Acquiring Portfolio.

                     (vv) SURVIVAL. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

         9.       EXPENSES

         The expenses of the Reorganization will be borne by The Chase Manhattan Bank. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees, (viii) solicitation costs relating to the Reorganization; (ix) any insurance coverage provided for the trustees of the Transferor Trust; (x) any payments for the service providers to the Transferor Portfolio in connection with the termination of the relationship with such service provider and (ix) any out-of-pocket post-closing costs incurred by the Transferor Trust in connection with its dissolution or otherwise.

         10.      NOTICES

         Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

if to the Acquiring Trust (for itself or on behalf of the Acquiring Portfolio):

                  1211 Avenue of the Americas
                  41st Floor
                  New York, New York 10036
                  Attention: [________________]

                  WITH A COPY TO:
                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, New York 10017
                  Attention: Cynthia G. Cobden, Esq.

if to the Transferor Trust (for itself or on behalf of the Transferor
Portfolio):

                  One Bush Street
                  San Francisco, California  94104
                  Attention:  [___________________]

                  WITH A COPY TO:
                  Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation
                  Three Embarcadero Center
                  Seventh Floor
                  San Francisco, California  94111-4065
                  Attention: Andre W. Brewster, Esq.

if to The Chase Manhattan Bank:

                  1211 Avenue of the Americas
                  41st Floor
                  New York, New York 10036
                  Attention: [________________]

                  WITH A COPY TO:
                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, New York 10017
                  Attention: Cynthia G. Cobden, Esq.

         11.      RELIANCE

         All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Portfolio, the Transferor Trust, the Acquiring Portfolio and the Acquiring Trust notwithstanding any investigation made by such party or on its behalf.

         12.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

                  (ww) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

                  (xx) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

                  (yy) This Plan shall be governed by and construed in accordance with the laws of [the Commonwealth of Massachusetts].

                  (zz) This Plan shall bind and inure to the benefit of the Transferor Trust, the Transferor Portfolio, the Acquiring Trust and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

                  (aaa) The name "Mutual Fund Investment Trust" is the designation of the Trustees of the Acquiring Trust under a Declaration of Trust dated October 1, 1996, as amended, and all persons dealing with the Acquiring Trust must look solely to the Acquiring Trust's property for the enforcement of any claims against the Acquiring Trust, as none of the Trustees, officers, agents and shareholders of the Acquiring Trust assume any personal liability for obligations entered into on behalf of the Acquiring Trust. No series of the Acquiring Trust shall be liable for claims against any other series of the Acquiring Trust.

                  (bbb)    [H&Q disclaimer]

         IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                      HAMBRECHT & QUIST FUND TRUST
                                      on behalf of the Transferor Portfolio



                                      By:
                                            --------------------------------
                                            Name:
                                            Title:


                                      MUTUAL FUND INVESTMENT TRUST
                                      on behalf of the Acquiring Portfolio



                                      By:
                                            --------------------------------
                                            Name:
                                            Title:


Agreed and acknowledged with respect to Section 9:

THE CHASE MANHATTAN BANK


By:
      ------------------------------
      Name:
      Title:

                        H&Q IPO & EMERGING COMPANY FUND,
                    A SERIES OF HAMBRECHT & QUIST FUND TRUST
                               C/O ONE BUSH STREET
                             SAN FRANCISCO, CA 94104
                                 (415) 439-3000

                   CHASE VISTA H&Q IPO & EMERGING COMPANY FUND
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST
                           1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                               NEW YORK, NY 10036
                                 (800) 5-CHASE-0

                       STATEMENT OF ADDITIONAL INFORMATION
                       (SPECIAL MEETING OF SHAREHOLDERS OF
                        H&Q IPO & EMERGING COMPANY FUND,
                    A SERIES OF HAMBRECHT & QUIST FUND TRUST)

      This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated
[________ __], 2000 for the Special Meeting of Shareholders of H&Q IPO & Emerging Company Fund ("H&Q IPO Fund"), a series of Hambrecht & Quist Fund Trust ("H&Q Trust"), to be held on [________ __], 2001. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling H&Q IPO Fund at 1-415-439-3000.

      Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

      Further information about MFIT and Chase Vista H&Q IPO & Emerging Company Fund is contained in MFIT's Statement of Additional Information dated
[________ __], 2000, which is incorporated herein by reference (the "MFIT Statement of Additional Information")..

      The date of this Statement of Additional  Information is [________ __],
2000.

                                TABLE OF CONTENTS

                                                                           PAGE

General Information...........................................................1

Financial Statements..........................................................2

Pro Forma Financial Statements................................................3

                               GENERAL INFORMATION

      The Shareholders of H&Q IPO Fund are being asked to approve or disapprove an Agreement and Plan of Reorganization (the "Reorganization Plan") dated as of [________ __], 2000 by and between Mutual Fund Investment Trust ("MFIT"), on behalf of Chase Vista H&Q IPO Fund, and H&Q Trust, on behalf of H&Q IPO Fund, and the transactions contemplated thereby. The Reorganization Plan contemplates the transfer of all of the assets and liabilities of H&Q IPO Fund to Chase Vista H&Q IPO Fund in exchange for shares issued by MFIT in Chase Vista H&Q IPO Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of H&Q IPO Fund that are outstanding immediately before the Effective Time of the Reorganization.

      Following the exchange, H&Q IPO Fund will make a liquidating distribution of Chase Vista H&Q IPO Fund shares to its shareholders, so that (a) a holder of Common Class or Class A Shares in H&Q IPO Fund will receive Class A Shares of Chase Vista H&Q IPO Fund and (b) a holder of Class B shares in H&Q Fund will receive Class B Shares in Chase Vista H&Q IPO Fund, in each case of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization. Upon completion of the Reorganization, H&Q Trust will be dissolved under state law and will de-register under the 1940 Act.

      A Special Meeting of shareholders of H&Q IPO Fund to consider the Reorganization Plan and the related transaction will be held at the offices of The Chase Manhattan Bank, 1211 Avenue of the Americas, 41st Floor, New York, New York, 10036 on February 8, 2001 at 11:00 a.m., (Eastern time). For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

      The audited financial statements and notes thereto of H&Q IPO Fund contained in its Annual Report to Shareholders dated September 30, 2000, are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and notes thereto which appear in H&Q IPO Fund's Annual Report to Shareholders have been audited by PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements and notes thereto for H&Q IPO Fund for the fiscal year ended September 30, 2000 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on their authority as experts in auditing and accounting.

      Chase Vista H&Q IPO Fund was recently formed and has no material assets. Therefore, as of [_________ __], 2000, Chase Vista H&Q IPO Fund has not prepared financial statements.

                         PRO FORMA FINANCIAL STATEMENTS

                                [TO BE INSERTED]

                                    FORM N-14

                           PART C - OTHER INFORMATION

ITEM 15.   INDEMNIFICATION.

      Reference is hereby made to Article V of the Registrant's Declaration of Trust.

      The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

      Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.   EXHIBITS.

1          Declaration of Trust of MFIT. (1)

2          By-laws of MFIT. (1)

3          None

4 Plan of Reorganization filed herewith as Appendix A to the Combined Prospectus/Proxy Statement.

5          Declaration of Trust and By-laws of MFIT. (1)

6(a)       Form of CFAM Advisory Agreement.

6(b) Form of Symphony Sub-Advisory Agreement between Chase Fleming Asset Management (USA) Inc. and Symphony Asset Management, LLC.

7          Distribution and Sub-Administration Agreement dated August 21,
           1995. (6)

8(a)       Retirement Plan for Eligible Trustees. (6)

8(b)       Deferred Compensation Plan for Eligible Trustees. (6)

9          Form of Custodian Agreement. (1)

10(a) Forms of Rule 12b-1 Distribution Plans including Selected Dealer Agreements and Shareholder Service Agreements. (1) and (3)

10(b) Form of Rule 12b-1 Distribution Plan (including forms of Selected Dealer Agreement and Shareholder Servicing Agreement). (6)

11         None

12 Opinion and Consent of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation as to Tax Consequences.

13(a)      Form of Transfer Agency Agreement. (1)

13(b)      Form of Shareholder Servicing Agreement. (6)

13(c)      Form of Administration Agreement. (6)

14         Consent of PricewaterhouseCoopers LLC

15         None

16         None

17(a)      Form of Proxy Card.

17(b)(i) Prospectus for H&Q IPO & Emerging Company Fund (Common Class Shares) dated [__________ __], 2000, as supplemented through [_______ __,] 2000.

17(b)(ii)  Prospectus for H&Q IPO & Emerging Company Fund (Class A and
           Class B Shares) dated September 15, 1999, 2000, as supplemented through [_______ __,] 2000.

17(b)(iii) Prospectus for H&Q IPO & Emerging Company Fund (Class B Shares)
           dated  [__________ __], 2000, as supplemented through [_______ __,]
           2000.

17(b)(iv)  Preliminary Prospectus for Chase Vista H&Q IPO & Emerging
           Company Fund (Class A Shares and Class B Shares) dated
           [__________], 2000.

17(c)      Statement of Additional Information of H&Q Trust.

17(d)      Statement of Additional Information of MFIT dated
           [_______ __,____]

17(e) Annual Report to Shareholders of H&Q IPO & Emerging Company Fund dated

           [__________ __], 2000.

ITEM 17.   UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1), above, will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the [____] day of [________, _____].


                                                MUTUAL FUND INVESTMENT TRUST
                                                Registrant


                                                By:
                                                   -------------------------
                                                   H. Richard Vartabedian
                                                   President

      As required by the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                                                             [_______ __], 2000
                    -----------------------------------------
                    Fergus Reid, III
                    Chairman and Trustee
                                                             [_______ __], 2000
                    -----------------------------------------
                    H. Richard Vartabedian
                    President and Trustee
                                                             [_______ __], 2000
                    -----------------------------------------
                    William J. Armstrong
                    Trustee
                                                             [_______ __], 2000
                    -----------------------------------------
                    John R. H. Blum
                    Trustee
                                                             [_______ __], 2000
                    -----------------------------------------
                    Stuart W. Cragin, Jr.
                    Trustee
                                                             [_______ __], 2000
                    -----------------------------------------
                    Roland R. Eppley, Jr.
                    Trustee
                                                             [_______ __], 2000
                    -----------------------------------------
                    Joseph J. Harkins
                    Trustee
                                                             [_______ __], 2000
                    -----------------------------------------
                    Sarah E. Jones
                    Trustee
                                                             [_______ __], 2000
                    -----------------------------------------
                    W.D. MacCallan
                    Trustee

                                                             [_______ __], 2000
                    -----------------------------------------
                    George E. McDavid
                    Trustee
                                                             [_______ __], 2000
                    -----------------------------------------
                    W. Perry Neff
                    Trustee
                                                             [_______ __], 2000
                    -----------------------------------------
                    Leonard M. Spalding, Jr.
                    Trustee
                                                             [_______ __], 2000
                    -----------------------------------------
                    Irving L. Thode
                    Trustee
                                                             [_______ __], 2000
                    -----------------------------------------
                    Richard E. Ten Haken
                    Trustee
                                                             [_______ __], 2000
                    -----------------------------------------
                    Martin R. Dean
                    Treasurer and Principal
                    Financial Officer

                                    EXHIBITS


ITEM          DESCRIPTION

(6)           (a)      Form of CFAM Advisory Agreement.

              (b) Form of Symphony Sub-Advisory Agreement between Chase Fleming Asset Management (USA) Inc. and Symphony Asset Management, LLC.

(12) Opinion and Consent of Howard Rice Nemerovski Canady Falk & Rabkin, A Professional Corporation, as to Tax Consequences.

(14)          Consent of PricewaterhouseCoopers LLP.

(17)          (a)      Form of Proxy Card.

              (b)(i) Prospectus for H&Q IPO & Emerging Company Fund (Common Class Shares) dated [_______ __,] 2000 as supplemented through [_______ __,] 2000.

              (b)(ii) Prospectus for H&Q IPO & Emerging Company Fund (Class A Shares) dated [_______ __,] 2000 as supplemented through [_______ __,] 2000.

              (b)(iii) Prospectus for H&Q IPO & Emerging Company Fund (Class B
                       Shares) dated [_______ __,] 2000 as supplemented through [_______ __,] 2000.

              (b)(iv) Preliminary Prospectus for Chase Vista H&Q IPO & Emerging Company Fund (Class A Shares and Class B Shares) dated [__________], 2000.

              (c) Statement of Additional Information of MFIT dated [_______ __,] 2000.

              (d) Annual Report to Shareholders of H&Q IPO Fund dated [_______ __,] 2000.


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